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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12
Tuesday Morning Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 7, 2007

To our Stockholders:

        The Annual Meeting of Stockholders of Tuesday Morning Corporation will be held at our corporate headquarters, 6250 LBJ Freeway, Dallas, Texas 75240, on Wednesday, November 7, 2007 at 10:00 a.m., local time. At the meeting, stockholders will be asked to vote on the following matters:

  (a)
  Election of six directors;

  (b)
  Approval of an amendment to our 1997 Long-Term Equity Incentive Plan to extend the term of the plan;

  (c)
  Approval of an amendment to our 2004 Long-Term Equity Incentive Plan to increase the aggregate number of shares with respect to which restricted stock awards may be granted under the plan;

  (d)
  Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008; and

  (e)
  Any other business that may properly come before the meeting or any postponement or adjournment thereof.

        Only stockholders of record at the close of business on September 20, 2007 are entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof. We have enclosed a copy of our November 2007 Annual Report to Stockholders and Proxy Statement.

        Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please vote the enclosed proxy.

                      By Order of the Board of Directors

                      Elizabeth A. Schroeder
                       Secretary

Dallas, Texas
October 3, 2007

TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240

PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
Wednesday, November 7, 2007
10:00 a.m. CST

        This Proxy Statement is furnished to stockholders of Tuesday Morning Corporation, a Delaware corporation (the "Company" or "Tuesday Morning"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company for use at the Annual Meeting of Stockholders to be held on November 7, 2007, at 10:00 a.m., local time, at our corporate headquarters located at 6250 LBJ Freeway, Dallas, Texas 75240, and at any and all adjournments or postponements thereof. At the Annual Meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting.

        The proxy materials relating to the Annual Meeting are first being mailed to our stockholders entitled to vote at the meeting on or about October 3, 2007.

ABOUT THE MEETING

Record Date

        The record date for the Annual Meeting is September 20, 2007 (the "Record Date"). Only holders of record of our common stock, $0.01 par value per share ("Common Stock"), at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.

Voting Stock

        The only class of stock entitled to be voted at the meeting is our Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. At the close of business on the Record Date, 41,441,000 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Quorum

        In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock entitled to vote must be represented at the meeting, either in person or by properly executed proxy. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be represented at the meeting.

Voting

        You can vote on matters to come before the meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope or by written ballot at the meeting. If you hold your shares in "street name" through a broker, you may be able to also vote using the Internet or telephone. Please see your proxy card for specific instructions on the various methods of voting.

Changing Your Vote

        If your shares are held in your name, you may revoke your proxy at any time before it is exercised by:

  •
  filing with the Secretary a notice of revocation;

  •
  sending in another duly executed proxy bearing a later date; or

  •
  attending the meeting and casting your vote in person.

If your shares are held in "street name" through a broker, you must contact your broker to revoke your proxy. In either case, your last vote will be the vote that is counted.

Voting by Street Name Holders

        If you own shares in "street name" through a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes"). You should therefore provide your broker with instructions on how to vote your shares.

Required Vote

        Election of Directors—The six nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The withholding of authority by a stockholder, including broker non-votes, will have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

        Approval of the Amendments to the Long-Term Equity Incentive Plans—The proposals to amend our 1997 Long-Term Equity Incentive Plan and our 2004 Long-Term Equity Incentive Plan require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. An abstention will have the same legal effect as a vote against the amendments, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the amendment. The approval of the amendments to the 1997 and 2004 Long-Term Equity Incentive Plans is considered a non-discretionary item. Brokers are not permitted to vote on non-discretionary items if they have not received instructions from the beneficial owners. Therefore, if you hold your Common Stock in street name with your broker, your broker will not be able to vote in favor of or against the approval of the amendment of the 1997 Long-Term Equity Incentive Plan and the 2004 Long-Term Equity Incentive Plan without specific instructions from you.

        Ratification of Selection of Independent Registered Public Accounting Firm—Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the next annual audit, requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. An abstention will have the same legal effect as a vote against the ratification of Ernst & Young, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the Proxy or unless authority to vote is withheld, the enclosed Proxy will be voted for the ratification of Ernst & Young as the Company's independent registered public accounting firm for the next annual audit.

Default Voting

        Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a stockholder properly executes and returns the accompanying proxy, but does not indicate any voting instructions, such stockholder's shares will be voted as follows:

  (i)
  FOR the election of each nominee listed below;

  (ii)
  FOR the approval of the amendment to the 1997 Long-Term Equity Incentive Plan to extend the term of the plan;

  (iii)
  FOR the approval of the amendment to the 2004 Long-Term Equity Incentive Plan to increase the aggregate number of shares with respect to which restricted stock awards may be granted under the plan;

  (iv)
  FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008; and

  (v)
  at the discretion of the individuals named in the proxy card on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

        If the Company proposes to adjourn the meeting, proxy holders will vote all shares for which they have voting authority in favor of adjournment. The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in the Proxy Statement to be presented for consideration at the meeting.

Attending the Annual Meeting

        All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in "street name" through a broker, you will need to bring a copy of your proxy card or a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Annual Meeting, the holders of Common Stock as of the Record Date will consider and vote for each of the nominated members of our Board of Directors. The Board of Directors has nominated Benjamin D. Chereskin, Henry F. Frigon, William J. Hunckler, III, Kathleen Mason, Bruce A. Quinnell and Robin P. Selati for re-election as directors of the Company. The six nominees are currently serving as our directors, and if they are reelected, the nominees will continue to serve until their terms expire at the next Annual Meeting of Stockholders, or until his or her earlier death, resignation or removal. Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors may designate a substitute nominee or reduce the number of directors accordingly. The persons named in the accompanying proxy card will vote for any substitute nominee designated by the Board. Each of the nominees has indicated their willingness to serve the full term.

        The Board of Directors recommends that you vote FOR the election of each of the foregoing nominees.

PROPOSAL NO. 2
APPROVAL OF THE SECOND AMENDMENT
TO THE COMPANY'S 1997 LONG-TERM EQUITY INCENTIVE PLAN

Proposed Amendment

        Subject to stockholder approval, the Board of Directors has approved an amendment to Section 18 of the 1997 Long-Term Equity Incentive Plan, as amended (the "1997 Plan") to extend the term of the 1997 Plan until the close of business on December 29, 2012. A complete copy of the proposed Second Amendment to the 1997 Plan is attached as Annex A and a full copy of the 1997 Plan has been previously filed with the SEC. A summary description of the material features of the 1997 Plan is provided below. The statements made in this Proxy Statement regarding the Second Amendment to the 1997 Plan should be read in conjunction with and are qualified in their entirety by reference to such summary, the 1997 Plan available on the SEC's website and Annex A.

Description of the Proposed Amendment

        The Board has determined that, in order to give the Company the ability to attract and retain the executive and key employee talent necessary for the Company's continued growth and success, the term of the 1997 Plan should be extended by five years to December 29, 2012, and is proposing an amendment to effect such an extension.

Reason for the Proposed Amendment

        If the proposed amendment is approved, the termination date for the 1997 Plan will immediately be extended to December 29, 2012. The five year extension of the 1997 Plan to December 29, 2012 would allow the Company the continued ability to utilize the 1997 Plan in its compensation program to attract and retain top quality executives and key employees.

        The Board believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to executives and key employees. Equity grants are also an important element in attracting and retaining employees. Given the intense competition for talented individuals, the Company's ability to offer competitive compensation packages, including those with equity-based incentives is particularly important. It is the Company's practice to grant awards to executives and key employees as they are hired and to eligible employees as they are promoted within the Company. The Board further believes that the periodic grant of time-vested equity awards provides an incentive that focuses the executives' attention on managing the business from the perspective of owners with an equity stake in the Company. The Compensation Committee and Ms. Mason, through express consent of the Compensation Committee, are both authorized to grant equity awards under the 1997 Plan.

Description of the 1997 Plan

        The description of the 1997 Plan set forth below is a summary of the principal features of the 1997 Plan as proposed to be amended pursuant to the Second Amendment to the 1997 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 1997 Plan. The summary is qualified in its entirety by reference to the 1997 Plan, a copy of which is available on the SEC's website and incorporated by reference.

Purpose

        The purpose of the 1997 Plan is to promote the long-term growth and profitability of the Company by providing certain directors, officers, and key employees of, and certain other key individuals who perform services for, the Company and its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive stock options qualified as such under the U.S. federal income tax laws ("Incentive Stock Options") or stock options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"), stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock ("Restricted Stock Awards"), performance awards ("Performance Awards"), or any combination of the foregoing (collectively referred to as "Awards") may be made under the 1997 Plan.

Administration

        The Board appointed the Compensation Committee to administer the 1997 Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to administer the 1997 Plan. Unless otherwise limited by the 1997 Plan, Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), or the Internal Revenue Code of 1986, as amended (the "Code"), the Compensation Committee has broad discretion to administer the 1997 Plan. The discretion includes the power to determine to whom and when Awards will be granted, determine the amount of such Awards (measured in cash, shares of stock or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the exercise terms of an option, terminate, modify or amend the 1997 Plan, and execute all other responsibilities permitted or required under the 1997 Plan.

Shares Available for the Plan

        There are 4,800,000 shares of our Common Stock reserved for issuance under the 1997 Plan. As of August 31, 2007, there were 1,611,545 shares outstanding, 251,412 shares available for grant and 2,937,043 shares previously exercised under the 1997 Plan. The average exercise price of the outstanding stock Awards was $17.62 per share, ranging from $1.43 to $31.98 per share. If Awards granted under the 1997 Plan expire or otherwise terminate without being exercised, the shares of our stock not acquired or issued pursuant to such awards again become available for issuance under the 1997 Plan.

        In the event any change is made to our Common Stock issuable under the 1997 Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, appropriate adjustments as the Compensation Committee deems appropriate will be made to (i) the number and kind of shares or other property reserved for issuance under the 1997 Plan, (ii) the number and kind of shares or other property covered by grants previously made under the 1997 Plan, and (iii) the exercise price of outstanding options and SARs. The adjustments will prevent the dilution or enlargement of benefits thereunder.

Participation

        Participation is limited to directors (including non-employee directors), officers (including non-employee officers) and key employees of and other key individuals performing services for, the Company and its subsidiaries selected by the Compensation Committee (an "Eligible Person"). The Company currently has five non-employee directors, five executive officers and approximately 70 other employees who are eligible to participate in the 1997 Plan. An Eligible Person under the 1997 Plan is eligible to receive an Award pursuant to the terms of the 1997 Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted under the 1997 Plan if the Award relates to a number of shares of the Company's Common Stock which exceeds the number of shares which remain available under the 1997 Plan minus the number of shares issuable in settlement of or relation to outstanding Awards. Under the terms of the Second Amendment to the 1997 Plan, no Incentive Stock Options can be granted after December 29, 2007.

Fair Market Value

        Fair market value is generally defined as the mean between the highest and lowest selling prices of the Company's Common Stock on the date of determination.

Awards

        Stock Options.    The Compensation Committee may grant options to purchase shares of the Company's Common Stock to Eligible Persons including (i) Incentive Stock Options (only to key employees of the Company or its subsidiaries) which comply with Section 422 of the Code and (ii) Nonqualified Stock Options (collectively referred to as "Options"). Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, if required by the Code, more than five years from the date it is granted. The exercise price of each Option granted under the 1997 Plan will be stated in the Option agreement and may vary; however, the exercise price of an Incentive Stock Option must not be less than 100% of the fair market value of a share as of the date of grant, and in the case of the grant of an Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price may not be less than 110% of the fair market value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code. Any Incentive Stock Option which fails to comply with Section 422 of the Code for any reason will be reclassified as a Nonqualified Stock Option if it meets the requirements for a Nonqualified Stock Option. An Incentive Stock Option issued under the 1997 Plan will be treated as a Nonqualified Stock Option to the extent that the aggregate fair market value of the Company's Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by any individual during any calendar year exceeds $100,000 (based on the fair market value of the stock on the date of grant).

        Options may be exercised, in whole or in part, upon payment of the exercise price of the shares to be acquired. Unless otherwise determined by the Compensation Committee, payment for the exercise price of an Option must be made in cash and/or shares of Common Stock (delivery of outstanding shares, simultaneous sale or withholding of shares upon exercise).

        Stock Appreciation Rights.    SARs may be awarded in connection with or separate from an Option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. The exercise of an Option granted in tandem with a SAR shall result in an immediate forfeiture of any related SAR to the extent the Option is exercised, and the exercise of a SAR shall cause an immediate forfeiture of any related Option to the extent the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. Such SAR is exercisable or transferable only to the extent that the related Option is exercisable or transferable. SARs granted independently of an Option will be exercisable or settled as the Compensation Committee determines. The term of the SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs may be paid in cash, the Company's Common Stock, other securities of the Company or a combination thereof, as the Compensation Committee provides in the Award agreement governing the SAR.

        All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with Options, any related Options so long as the fair market value of a share of the Company's Common Stock on that date exceeds the exercise price of the SAR or any related Option, as applicable. A SAR granted in tandem with Options shall expire at the same time as any related Option expires and shall be transferable only when, and under the same conditions as, any related Option is transferable.

        Restricted Stock.    A Restricted Stock Award is a grant of shares of the Company's Common Stock subject to risk of forfeiture, restrictions on transferability and any other restrictions imposed by the Compensation Committee at its discretion. Each Restricted Stock Award grant will specify the applicable restrictions and the duration of such restrictions, which shall generally be at least six months, and when such restrictions will lapse. Unless otherwise determined by the Compensation Committee, certificates representing shares granted pursuant to Restricted Stock Awards will be held in escrow by the Company during the applicable restriction period and will bear an appropriate legend specifying the restrictions. Except as otherwise provided by the Compensation Committee during such period of restriction, the holder of a Restricted Stock Award will have all of the rights of a stockholder, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock. Except as otherwise provided by the Compensation Committee, immediately prior to a change in control or at such time as a participant ceases to be director, officer or employee of, or to otherwise perform services for, the Company and its subsidiaries due to death, disability or retirement during any period of restriction, all restrictions on shares granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its subsidiaries for any other reason, all shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

        Performance Awards.    A Performance Award is any Award whereby the exercise or settlement of which is subject to one or more performance standards. The Compensation Committee has complete discretion in determining the size and composition of Performance Awards as well as the appropriate period over which performance is to be measured (a "performance cycle"). Performance goals and objectives are established by the Compensation Committee for each performance cycle. The Compensation Committee determines the portion of each Performance Award that is earned and how the Performance Award is paid out, whether that be in the Company's Common Stock, cash, other securities of the Company or a combination thereof. Performance Awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Compensation Committee at the time of issuance, and/or (iii) performance shares, the value of each such share being equal to the fair market value of a share of the Company's Common Stock. A participant must perform services for the company or its subsidiaries at the end of a performance cycle in order to be entitled to payment of a Performance Award issued in respect of such cycle.

Other Provisions

Change in Control; Termination

        Upon a change in control (as such term is defined in the 1997 Plan), all of the Participant's Options and SARs shall become fully vested and exercisable immediately prior to such change in control and shall remain exercisable until the expiration date of the Options and SARs.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any subsidiary due to death or disability, (A) all of the participant's Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year from the date of such death or disability, but in no event after the expiration date of the Options or SARs; and (B) all of the participant's Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. If the Participant was granted Incentive Stock Options and the disability giving rise to the termination of employment is not within the meaning of Section 422(e)(3) of the Code, then any Incentive Stock Options not exercised within 90 days after the date of termination will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any subsidiary upon the occurrence of his or her retirement, (A) all of the participant's Options and SARs that were exercisable on the date of retirement will remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of retirement, but in no event after the expiration date of the Options or SARs; provided that the participant does not engage in competition during such three-year period unless he or she receives written consent to do so from the Board or Compensation Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of retirement shall be forfeited immediately upon such retirement. Incentive Stock Options not exercised by such participant within 90 days after retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the 1997 Plan if required to be so treated under the Code.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to cause, all of the participant's Options and SARs will be forfeited immediately upon such cessation, whether or not then exercisable. Unless otherwise determined by the Compensation Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a subsidiary for any reason other than death, disability, retirement or cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Options or SARs; provided that the participant does not engage in competition during the 90-day period unless he or she receives written consent to do so from the Board or the Compensation Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

Tax Withholding

        Unless otherwise determined by the Compensation Committee, a Participant's tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of the Company's Common Stock issuable pursuant to the Award based on the fair market value of the shares.

Transferability

        Unless the Compensation Committee determines otherwise, no Award granted under the 1997 Plan will be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. In addition, unless the Compensation Committee determines otherwise, an Option, SAR, or Performance Award may be exercised only by the optionee or grantee thereof or his guardian or legal representative and Incentive Stock Options may be exercised by a guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

Adjustments

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Compensation Committee will make the necessary adjustment it deems appropriate in the number and kind of shares reserved for issuance and covered by grants previously made under the 1997 Plan as well as in the exercise price of outstanding Options and SARs.

Termination and Modification of the 1997 Plan

        The Board of Directors or the Compensation Committee, without approval of the stockholders, may modify or terminate the 1997 Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed.

Amendment or Substitution of Awards under the 1997 Plan

        The terms of any outstanding award under the 1997 Plan may be amended from time to time by the Compensation Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on shares of the Company's Common Stock); provided that generally no such amendment will adversely affect in a material manner any right of a participant under the Award without his or her written consent. The Compensation Committee may, in its discretion, permit holders of Awards under the 1997 Plan to surrender outstanding Awards in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the 1997 Plan.

Compliance with Section 409A.

        Awards granted under the 1997 Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Code and the Department of Treasury rules and regulations issued thereunder (collectively, "Section 409A"). If the Committee determines that an Award granted under the 1997 Plan, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the 1997 Plan would, if undertaken, cause a holder of an Award to become subject to additional taxes under Section 409A, then unless the Compensation Committee specifically provides otherwise, such award, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the 1997 Plan and/or award agreement for the Award will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Compensation Committee, in each case without the consent of or notice to holder of the Award. The period of exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject holder of that Option or SAR to additional taxes under Section 409A.

Federal Income Tax Consequences

        The following is a general description of the federal income tax consequences generally applicable to us and a recipient of an Incentive Stock Option, Nonqualified Stock Option, SAR, restricted stock award or performance award under the 1997 Plan in connection with an Award under the 1997 Plan.

        Incentive Stock Options.    When the Compensation Committee grants an employee an Incentive Stock Option to purchase shares of our Common Stock under the 1997 Plan, the employee will not be required to recognize any taxable income as a result of the grant or as a result of the employee's exercise of the Incentive Stock Option; however, the difference between the exercise price and the fair market value of the shares of our Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an Incentive Stock Option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and we will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the Incentive Stock Option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

        However, if the employee sells the shares acquired upon exercise of an Incentive Stock Option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and we will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

        Nonqualified Stock Options.    When the Compensation Committee grants a Nonqualified Stock Option to purchase shares of our Common Stock under the 1997 Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the Nonqualified Stock Option. This income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the Nonqualified Stock Option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the Nonqualified Stock Option. The income reportable on exercise of the Nonqualified Stock Option is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of an option may also be subject to state and local tax withholding. Generally, we will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a Nonqualified Stock Option.

        Stock Appreciation Rights.    The grant of a SAR under the 1997 Plan generally will not be taxable to the recipient, and is not deductible by us (or an affiliate corporation), at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. This income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of the SAR may also be subject to state and local tax withholding. Generally, we will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

        Restricted Stock Awards.    The grant of a Restricted Stock Award under the 1997 Plan generally will not be taxable to the recipient, and is not deductible by us (or an affiliate corporation), at the time of grant unless the recipient makes an election under section 83(b) of the Code. Upon the expiration of the forfeiture restrictions applicable to the Restricted Stock Award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. We (or an affiliate corporation) will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and we will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restricted have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and we will not be entitled to deductions with respect to the dividends.

        Performance Awards. A recipient of a specific dollar-value target award or a performance unit award under the 1997 Plan generally will not realize taxable income at the time of grant of the award, and we will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the specific dollar-value target award or performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and, subject to the application of section 162(m) of the Code, we will be entitled to a corresponding deduction.

        Performance stock awards granted under the 1997 Plan generally have the same tax consequences as restricted stock awards discussed above.

        Compensation Deduction Limitation.    Under section 162(m) of the Code, our federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include our Chief Executive Officer and our next three highest compensated officers. Section 162(m) of the Code provides an exception to this deduction for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". We believe that Nonqualified Stock Options to purchase shares of our Common Stock and performance based awards granted under the 1997 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Code.

Benefits Under the 1997 Plan

        The Awards, if any, that may be granted in the future to participants under the 1997 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

Required Vote and Recommendation

        The affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required to approve the Second Amendment to the 1997 Plan. If the Second Amendment to the 1997 Plan is not approved by the stockholders at the November Annual Meeting, the 1997 Plan will terminate effective December 29, 2007. See "Required Vote—Approval of the Amendments to the Long-Term Equity Incentive Plans" for further details on voting procedures.

        The Board recommends that you vote FOR the approval of the adoption of the Second Amendment to the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan.

PROPOSAL NO. 3
APPROVAL OF THE SECOND AMENDMENT
TO THE COMPANY'S 2004 LONG-TERM EQUITY INCENTIVE PLAN

Proposed Amendment

        Subject to stockholder approval, the Board of Directors has approved an amendment to Section 4 of the 2004 Long-Term Equity Incentive Plan, as amended (the "2004 Plan") to increase the aggregate number of shares with respect to which Restricted Stock Awards may be granted. A complete copy of the proposed Second Amendment to the 2004 Plan is attached as Annex B and a full copy of the 2004 Plan has been previously filed with the SEC. A summary description of the material features of the 2004 Plan is provided below. The statements made in this Proxy Statement regarding the Second Amendment to the 2004 Plan should be read in conjunction with and are qualified in their entirety by reference to such summary, the 2004 Plan available on the SEC's website and Annex B.

Description of the Proposed Amendment

        The Board has determined that, in order to give the Company the ability to attract and retain the executive and key employee talent necessary for the Company's continued growth and success, the number of shares available to be granted as Restricted Stock Awards should be increased from 400,000 to 1,000,000, and is proposing an amendment to affect such an increase.

Reason for the Proposed Amendment

        If the proposed amendment is approved, the aggregate number of shares with respect to which Restricted Stock Awards may be granted will increase from 400,000 to 1,000,000. The 2004 Plan allowed for 2,000,000 shares to be available for Awards. Under the terms of the 2004 Plan, Awards that were forfeited, cancelled or lapsed were available for reissuance. Through August 31, 2007, there were 480,744 shares outstanding and 1,519,256 shares available for grant under the 2004 Plan. The average exercise price of the outstanding Awards was $18.44 per share, ranging from $12.35 to $35.23 per share. The increase in the aggregate number of shares with respect to Restricted Stock Awards would allow the Company the ability to utilize Restricted Stock Awards more extensively in its compensation program to attract and retain top quality executives and key employees.

        The Board believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to executives and key employees. Equity grants are also an important element in attracting and retaining employees. Given the intense competition for talented individuals, the Company's ability to offer competitive compensation packages, including those with equity-based incentives is particularly important. It is the Company's practice to grant Awards to executives and key employees as they are hired and to eligible employees as they are promoted within the Company. The Board further believes that the periodic grant of time-vested equity Awards provides an incentive that focuses the executives' attention on managing the business from the perspective of owners with an equity stake in the Company. The Committee and Ms. Mason, through express consent of the Committee, are both authorized to grant equity Awards under the 2004 Plan.

Description of the 2004 Plan

        The description of the 2004 Plan set forth below is a summary of the principal features of the 2004 Plan as proposed to be amended pursuant to the Second Amendment to the 2004 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2004 Plan. The summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is available on the SEC's website and incorporated by reference.

Purpose

        The purpose of the 2004 Plan is to promote the long-term growth and profitability of the Company by providing certain directors (including non-employee directors), officers and key employees of, and certain other key individuals who perform services for the Company and/or its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of Incentive Stock Options or Nonqualified Stock Options, SARs, either alone or in tandem with options, Restricted Stock Awards, Performance Awards, or any combination of the foregoing may be made under the 2004 Plan.

Administration

        The Board appointed the Compensation Committee to administer the 2004 Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to administer the 2004 Plan. Unless otherwise limited by the 2004 Plan, Rule 16b-3 of the Exchange Act, or the Code, the Compensation Committee has broad discretion to administer the 2004 Plan. The discretion includes the power to determine to whom and when Awards will be granted, determine the amount of such Awards (measured in cash, shares of stock or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the exercise terms of an option, terminate, modify or amend the 2004 Plan (through its delegated authority under the Company's Compensation Committee Charter), and execute all other responsibilities permitted or required under the 2004 Plan.

Shares Available for the Plan

        There are 2,000,000 share of our Common Stock reserved for issuance under the 2004 Plan. As of August 31, 2007, there were 480,744 shares outstanding and 1,519,256 shares available for grant under the 2004 Plan. The average exercise price of the outstanding stock Awards was $18.44 per share, ranging from $12.35 to $35.23 per share. If Awards granted under the 2004 Plan expire or otherwise terminate without being exercised, the shares of our stock not acquired or issued pursuant to such Awards again become available for issuance under the 2004 Plan. The aggregate number of shares of the Company's Common Stock that may be granted under the 2004 Plan is 2,000,000. The 2004 Plan also limits the number of shares that can be issued as specific types of Awards. The limits are as follows:

  •
  Incentive Stock Options: 2,000,000;
  •
  Nonqualified Stock Options: 2,000,000;
  •
  Stock Appreciation Rights: 2,000,000;
  •
  Restricted Stock Awards currently may not exceed 400,000, subject to the limitation set forth below; however, the proposed amendment would increase the Restricted Stock Awards limit to 1,000,000;
  •
  Performance Stock Awards may not exceed 400,000, subject to the limitation set forth below; and
  •
  Restricted Stock Awards and Performance Stock Awards currently may not exceed in the aggregate 400,000; however, the proposed amendment would increase the limit to 1,000,000 in the aggregate.

        In the event any change is made to our Common Stock issuable under the 2004 Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, appropriate adjustments as the Compensation Committee deems appropriate will be made to (i) the number and kind of shares or other property reserved for issuance under the 2004 Plan, (ii) the number and kind of shares or other property covered by grants previously made under the 2004 Plan, and (iii) the exercise price of outstanding Options and SARs. The adjustments will prevent the dilution or enlargement of benefits thereunder.

Participation

        Participation is limited to Eligible Persons. The Company currently has five non-employee directors, five executive officers and approximately 70 other employees who are eligible to participate in the 2004 Plan. An Eligible Person under the 2004 Plan is eligible to receive an Award pursuant to the terms of the 2004 Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted under the 2004 Plan if the Award relates to a number of shares of stock which exceeds the number of shares of the Company's Common Stock which remain available under the 2004 Plan minus the number of shares issuable in settlement of or relation to outstanding Awards.

Fair Market Value

        Fair market value is generally defined as the mean between the highest and lowest selling prices of the Company's Common Stock on the date of determination.

Awards

        Stock Options.    The Compensation Committee may grant options to purchase shares of the Company's Common Stock to Eligible Persons including (i) Incentive Stock Options (only to key employees of the Company or its subsidiaries) which comply with Section 422 of the Code and (ii) Nonqualified Stock Options. Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, if required by the Code, more than five years from the date it is granted. The exercise price of each Option granted under the 2004 Plan will be stated in the Option agreement and may vary; however, the exercise price of an Incentive Stock Option must not be less than 100% of the fair market value of a share as of the date of grant, and in the case of the grant of an Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price may not be less than 110% of the fair market value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code. Any Incentive Stock Option which fails to comply with Section 422 of the Code for any reason will be reclassified as a Nonqualified Stock Option which will be exercised as such if it meets the requirements for a Nonqualified Stock Option. An Incentive Stock Option issued under the 2004 Plan will be treated as a Nonqualified Stock Option to the extent that the aggregate fair market value of the Company's Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by any individual during any calendar year exceeds $100,000 (based on the fair market value of the stock on the date of grant).

        Options may be exercised, in whole or in part, upon payment of the exercise price of the shares to be acquired. Unless otherwise determined by the Compensation Committee, payment for the exercise price of an Option must be made in cash and/or shares of the Company's Common Stock (delivery of outstanding shares or simultaneous sale).

        Stock Appreciation Rights.    SARs may be awarded in connection with or separate from an Option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. The exercise of an Option granted in tandem with a SAR shall result in an immediate forfeiture of any related SAR to the extent the Option is exercised, and the exercise of a SAR shall cause an immediate forfeiture of any related Option to the extent the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. Such SAR is exercisable or transferable only to the extent that the related Option is exercisable or transferable. SARs granted independently of an Option will be exercisable or settled as the Compensation Committee determines. The term of the SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs may be paid in cash, the Company's Common Stock, other securities of the Company or a combination thereof, as the Compensation Committee provides in the Award agreement governing the SAR.

        All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with Options, any related Options so long as the fair market value of a share of the Company's Common Stock on that date exceeds the exercise price of the SAR or any related Option, as applicable. A SAR granted in tandem with Options shall expire at the same time as any related Option expires and shall be transferable only when, and under the same conditions as, any related Option is transferable.

        Restricted Stock.    A Restricted Stock Award is a grant of shares of the Company's Common Stock subject to risk of forfeiture, restrictions on transferability and any other restrictions imposed by the Compensation Committee at its discretion. Each Restricted Stock Award grant will specify the applicable restrictions and the duration of such restrictions, which shall generally be at least six months, and when such restrictions will lapse. Unless otherwise determined by the Compensation Committee, certificates representing shares granted pursuant to Restricted Stock Awards will be held in escrow by the Company during the applicable restriction period and will bear an appropriate legend specifying the restrictions. Except as otherwise provided by the Compensation Committee during such period of restriction, the holder of a Restricted Stock Award will have all of the rights of a stockholder, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock. Except as otherwise provided by the Compensation Committee, immediately prior to a change in control or at such time as a participant ceases to be director, officer or employee of, or to otherwise perform services for, the Company and its subsidiaries due to death, disability or retirement during any period of restriction, all restrictions on shares granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its subsidiaries for any other reason, all shares of restricted stock granted to such Participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

        Performance Awards.    A Performance Award is any Award whereby the exercise or settlement of which is subject to one or more performance standards. The Compensation Committee has complete discretion in determining the size and composition of performance awards as well as the performance cycle. Performance goals and objectives are established by the Compensation Committee for each performance cycle. The Compensation Committee determines the portion of each Performance Award that is earned and how the Performance Award is paid out, whether that be in shares of the Company's Common Stock, cash, other securities of the Company or a combination thereof. Performance Awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Compensation Committee at the time of grant, and/or (iii) Performance Stock Awards, the value of each such share being equal to the Fair Market Value of a share of the Company's Common Stock on the date of grant. A participant must perform services for the Company or its subsidiaries at the end of the performance cycle in order to be entitled to payment of a Performance Award issued in respect to such cycle.

Other Provisions

Change in Control; Termination

        Upon a change in control (as such term is defined in the 2004 Plan), all of the Participant's Options and SARs will become fully vested and exercisable immediately prior to such change in control and shall remain exercisable until the expiration date of the Options and SARs.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any subsidiary due to death or disability, (A) all of the participant's Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year from the date of such death or disability, but in no event after the expiration date of the Options or SARs; and (B) all of the participant's Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. If the participant was granted Incentive Stock Options and the disability giving rise to the termination of employment is not within the meaning of Section 422(e)(3) of the Code, then any Incentive Stock Options not exercised within 90 days after the date of termination will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options.

        If an participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any subsidiary upon the occurrence of his or her retirement, (A) all of the participant's Options and SARs that were exercisable on the date of retirement will remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of retirement, but in no event after the expiration date of the Options or SARs or the day before the participant engages in competition during such three-year period unless he or she receives written consent to do so from the Board or Compensation Committee, and (B) all of the participant's Options and SARs that were not exercisable on the date of retirement shall be forfeited immediately upon such retirement. Incentive Stock Options not exercised by such participant within 90 days after retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the 2004 Plan if required to be so treated under the Code.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a subsidiary due to cause, all of the participant's options and SARs will be forfeited immediately upon such cessation, whether or not then exercisable. Unless otherwise determined by the Compensation Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a subsidiary for any reason other than death, disability, retirement or cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Options or SARs or the day before the participant engages in competition during the 90-day period unless he or she receives written consent to do so from the Board or the Compensation Committee, and (B) all of the participant's Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

Tax Withholding

        Unless otherwise determined by the Compensation Committee, a participant's tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of the Company's Common Stock issuable pursuant to the Award based on the fair market value of the shares.

Transferability

        Unless the Compensation Committee determines otherwise, no Award granted under the 2004 Plan will be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. In addition, unless the Compensation Committee determines otherwise, an Option, SAR, or Performance Award may be exercised only by the optionee or grantee thereof or his guardian or legal representative and Incentive Stock Options may be exercised by a guardian or legal representative only if permitted by the Code or any regulations promulgated thereunder.

Adjustments

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Compensation Committee will make the necessary adjustment it deems appropriate in the number and kind of shares reserved for issuance and covered by grants previously made under the 2004 Plan as well as in the exercise price of outstanding Options and SARs.

Termination and Modification of the 2004 Plan

        The Board of Directors or the Compensation Committee (through its delegated authority under the Company's Compensation Committee Charter), without approval of the stockholders, may modify or terminate the 2004 Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed. No amendment of the 2004 Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; provided, however, that the Compensation Committee or the Board shall have the power to make such changes in the 2004 Plan or in any outstanding Award as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to the 2004 Plan to qualify as an Incentive Stock Option under section 422 of the Code.

Amendment or Substitution of Awards under the 2004 Plan

        The terms of any outstanding award under the 2004 Plan may be amended from time to time by the Compensation Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on shares of the Company's Common Stock); provided that generally (i) no such amendment may be inconsistent with Section 9 (d) of the 2004 Plan and (ii) no such amendment may generally adversely affect in a material manner any right of a participant under the Award without his or her written consent. Unless the Board or Compensation Committee obtains the required stockholder approval, neither the Board nor the Compensation Committee may (a) change the aggregate number of shares of Common Stock which may be issued under awards pursuant to the provisions of the 2004 Plan; (b) reduce the exercise price permitted for the Incentive Stock Options; (c) extend the term during which an Incentive Stock Option may be exercised or the termination date of the 2004 Plan; (d) change the class of employees eligible to receive Incentive Stock Options or (e) directly or indirectly lower the exercise price of a previously granted Option or the grant price of previously granted SARs. The Compensation Committee may, in its discretion, permit holders of Awards under the 2004 Plan to surrender outstanding Awards in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding awards as a condition precedent to the grant of new Awards under the 2004 Plan.

Commencement Date; Termination Date

        The 2004 Plan commenced on May 18, 2004 and unless terminated early by the Board, the 2004 Plan will terminate at the close of business on May 17, 2014. The Board, with stockholder approval, may extend the 2004 Plan for five years for the grant of Awards other than Incentive Stock Options. No termination of the 2004 Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent.

Compliance with Section 409A.

        Awards granted under the 2004 Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. If the Committee determines that an Award granted under the 2004 Plan, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the 2004 Plan would, if undertaken, cause a holder of an Award to become subject to additional taxes under Section 409A, then unless the Compensation Committee specifically provides otherwise, such award, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the 2004 Plan and/or award agreement for the Award will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Compensation Committee, in each case without the consent of or notice to holder of the Award. The period of exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject holder of that Option or SAR to additional taxes under Section 409A.

Federal Income Tax Consequences

        The following is a general description of the federal income tax consequences generally applicable to us and a recipient of an Incentive Stock Option, Nonqualified Stock Option, SAR, Restricted Stock Award or Performance Award under the 2004 Plan in connection with an award under the 2004 Plan.

        Incentive Stock Options.    When the Compensation Committee grants an employee an Incentive Stock Option to purchase shares of our common stock under the 2004 Plan, the employee will not be required to recognize any taxable income as a result of the grant or as a result of the employee's exercise of the Incentive Stock Option; however, the difference between the exercise price and the fair market value of the shares of our Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an Incentive Stock Option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and we will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the Incentive Stock Option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

        However, if the employee sells the shares acquired upon exercise of an Incentive Stock Option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and we will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

        Nonqualified Stock Options.    When the Compensation Committee grants a Nonqualified Stock Option to purchase shares of our Common Stock under the 2004 Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the Nonqualified Stock Option. This income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the Nonqualified Stock Option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the Nonqualified Stock Option. The income reportable on exercise of the Nonqualified Stock Option is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of an option may also be subject to state and local tax withholding. Generally, we will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a Nonqualified Stock Option.

        Stock Appreciation Rights.    The grant of a SAR under the 2004 Plan generally will not be taxable to the recipient, and is not deductible by us (or an affiliate corporation), at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. This income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of the SAR may also be subject to state and local tax withholding. Generally, we will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

        Restricted Stock Awards.    The grant of a Restricted Stock Award under the 2004 Plan generally will not be taxable to the recipient, and is not deductible by us (or an affiliate corporation), at the time of grant unless the recipient makes an election under section 83(b) of the Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. We (or an affiliate corporation) will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and we will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restricted have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and we will not be entitled to deductions with respect to the dividends.

        Performance Awards.    A recipient of a specific dollar-value target award or a performance unit award under the 2004 Plan generally will not realize taxable income at the time of grant of the award, and we will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the specific dollar-value target award or performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and, subject to the application of section 162(m) of the Code, we will be entitled to a corresponding deduction.

        Performance stock awards granted under the 2004 Plan generally have the same tax consequences as restricted stock awards discussed above.

        Compensation Deduction Limitation.    Under section 162(m) of the Code, our federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include our Chief Executive Officer and our next three highest compensated officers.

Section 162(m) of the Code provides an exception to this deduction for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". We believe that Nonqualified Stock Options to purchase shares of our Common Stock and performance based awards granted under the 2004 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Code.

Benefits Under the 2004 Plan

        The Awards, if any, that may be granted in the future to Eligible Persons under the 2004 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

Required Vote and Recommendation

        The affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required to approve the Second Amendment to the 2004 Plan. If the Second Amendment to the 2004 Plan is not approved by the stockholders at the November Annual Meeting, the maximum number of shares available to be issued as Restricted Stock Awards under the 2004 Plan will remain unchanged. See "Required Vote—Approval of the Amendments to the Long-Term Equity Incentive Plans" for further details on voting procedures.

        The Board recommends that you vote FOR the approval of the adoption of the Second Amendment to the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        On September 18, 2007, the Audit Committee of the Board of Directors selected Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm for the next annual audit. The Audit Committee has the responsibility for selecting the Company's independent registered public accounting firm, and stockholder ratification is not required. However, the selection is being submitted for ratification at the November Annual Meeting with a view towards soliciting the opinion of the stockholders, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young as the Company's independent registered public accounting firm is not ratified at the November Annual Meeting, the Audit Committee of the Board of Directors will consider the engagement of another independent registered public accounting firm, but will not be obligated to do so. The Audit Committee may terminate the engagement of Ernst & Young as the Company's independent registered public accounting firm without the approval of the Company's stockholders whenever the Audit Committee deems termination necessary or appropriate. The Company expects that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

        The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young as the Company's independent registered public accounting firm for the next annual audit.

DIRECTORS

Composition of the Board

        The full Board consists of six Directors. Each Director will continue to serve until their terms expire at the 2008 Annual Meeting of Stockholders, or until his or her earlier death, resignation or removal.

Biographical Information

        The following is biographical information about each of the Directors:

        Mr. Chereskin, age 48, has served as a director of Tuesday Morning since December 1997. In June 2000, he was appointed Chairman of the Board following the death of Jerry Smith, our former President, CEO and Chairman, and served in that capacity until May 2007. Mr. Chereskin is a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in 1993. Prior to 1993, Mr. Chereskin was with First Chicago Venture Capital, a private equity investment firm, for nine years. Mr. Chereskin currently serves on the board of directors of Cinemark, Inc.

        Mr. Frigon, age 72, has served as a director of Tuesday Morning since December 1999. He has been a private investor and business consultant since retiring from Hallmark, Inc., a specialty retailer, in December 1994, where he served as Executive Vice President and Chief Financial Officer. Prior to joining Hallmark, Mr. Frigon served as President and Chief Executive Officer of BATUS, Inc. a retail holding company. Mr. Frigon currently serves on the board of directors of H&R Block and Packaging Corporation of America.

        Mr. Hunckler, age 54, has served as a director of Tuesday Morning since December 1997. Mr. Hunckler has been a private investor since January 2004. Mr. Hunckler was a co-founder in 1993 of Madison Dearborn Partners, LLC, a private equity investment firm, and served as a Managing Director until December 2003. Prior to 1993, Mr. Hunckler was with First Chicago Venture Capital, a private equity investment firm, for 13 years. Mr. Hunckler serves as a Trustee of the University of Chicago Medical Center and Kravis Leadership Institute.

        Ms. Mason, age 58, was appointed President and Chief Executive Officer and appointed to the Board of Directors in July 2000. During 1999, Ms. Mason served as President of Filene's Basement, a department store chain. From 1997 to 1999, she was the President of Homegoods, an off-price home fashion store and a subsidiary of TJX Companies, and from 1987 to 1996, she was the Chairman and Chief Executive Officer of Cherry & Webb, a women's specialty store. Ms. Mason is also on the board of directors of Office Depot, Inc., and Genesco, Inc.

        Mr. Quinnell, age 58, has served as a director of Tuesday Morning since December 2006. In May 2007, he was appointed Chairman of the Board, succeeding Mr. Chereskin who remains on our Board as a director. Mr. Quinnell has been a business consultant since leaving Borders Group, Inc. where he served as Vice Chairman from April 1999 to February 2002 and President and Chief Operating Officer from January 1997 to April 1999. Prior to that time, he served as President and Chief Operating Officer of Walden Book Company, Executive Vice President and Chief Administrative Officer of Pace Membership Warehouse, and Vice President and Chief Financial Officer of Dollar General Corporation. Mr. Quinnell serves as the Chairman of the Board of Hot Topic, Inc. and of Zoom Systems, Inc. and serves as a member of the board of directors of Reading is Fundamental and Cyber Medical Services (dba TelaDoc).

        Mr. Selati, age 41, has served as a director of Tuesday Morning since December 1997. Mr. Selati is a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, and has been with the firm since 1993. His prior experience was with Alex Brown & Sons Incorporated, an investment bank, as a Financial Analyst in the consumer/retailing investment banking group. Mr. Selati currently serves on the board of directors of Carrols Restaurant Group, Inc., Pierre Holding Corp., Ruth's Chris Steak House, Inc. and The Yankee Candle Company, Inc.

Number of Directors and Arrangements

        Pursuant to our by-laws, the number of directors on our Board may be set by the Board of Directors from time to time. The number of directors is currently set at six. Pursuant to Ms. Mason's employment agreement described later in this document, Ms. Mason will serve as a director until the earlier of her resignation, death or disability as defined (including any waiting or qualifying period) in the long-term disability insurance maintained by the Company for Ms. Mason or until the Board of Directors terminates Ms. Mason's employment. Messrs. Chereskin, Hunckler and Selati were appointed to our Board in connection with the recapitalization of Tuesday Morning in December 1997 in which Madison Dearborn, certain members of our management at the time and other unaffiliated investors acquired all of our outstanding capital stock.

CORPORATE GOVERNANCE

Director Nomination

        The function of nominating directors is carried out by the independent Board and, therefore, we do not maintain a standing nominating committee or other committee performing similar functions and there is not a charter governing this process. Based on the small size of the Board, the Board believes it is beneficial to have all independent members involved in evaluating potential candidates and recommending nominees. Each independent member of the Board participates in the process.

        In identifying new nominees for director, the independent Board members will take into account the following attributes and qualifications when evaluating nominees for director: (1) relevant knowledge and diversity of background and experience; (2) personal and professional ethics, integrity and professionalism; (3) accomplishments in their respective fields; (4) the skills and expertise to make a significant contribution to the Board, Company and its Stockholders; and (5) have one or more of the following specific qualities: financial expertise, general knowledge of the retail industry, and CEO, CFO or other senior management experience. In addition, no person may be considered as a candidate for nomination as a director of the Company if (1) during the last five years, that person, or any of his or her affiliates, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or is currently under investigation for same, and (2) during the last five years, that person, or any of his or her affiliates, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which that person, or any of his or her affiliates, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws on finding any violation with respect to such laws, or is currently under investigation for same. In addition, the independent Board members will review each incumbent director annually as to whether each member should stand for re-election. The independent Board members may conduct all necessary and appropriate inquiries into the backgrounds and qualifications of potential candidates. There are no specific, minimum qualities a candidate must have to be nominated by the independent Board members.

        The process for evaluating candidates is the same regardless of the source of the recommendation. The independent Board members will not discriminate on the basis of race, color, national origin, gender, religion or disability in selecting nominees. In addition to those candidates identified through its own internal processes, the independent Board members will evaluate a candidate proposed by any single stockholder or group of stockholders that has beneficially owns the Company's common stock. In order to be considered by the independent Board members for evaluation for an upcoming annual meeting of stockholders, a notice from a stockholder regarding a potential candidate must be sent to the Company's Secretary at the Company's headquarters by the date specified in the "Stockholders' Proposals" section of this proxy statement for nomination of directors. The notice should set forth

(a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder, (iii) whether the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. All candidates (whether identified internally or by a stockholder) who, after evaluation, are then approved by the Board will be included as the independent Board member's recommended slate of director nominees in the Company's proxy statement.

        Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder sends a notice to the Company's Secretary at the Company's headquarters by the date specified in the "Stockholders' Proposals" section of this proxy statement for nomination of directors. The procedures described in the prior paragraph are meant to establish an additional means by which certain stockholders can have access to the Company's process for identifying and evaluating Board candidates and is not meant to replace or limit stockholders' general nomination rights in any way.

        At its discretion, the Board may engage a consultant or a search firm to assist in identifying potential candidates. To date, we have paid a retainer to a third-party search firm that has been engaged to identify potential director candidates. It is expected that the search firm will identify appropriate director candidates, obtain candidate resumes and other biographic information, conduct initial interviews to assess candidates' qualifications, fit and interest in serving on the board and perform reference checks. The Board has not engaged any other consultants.

Director Independence

        The Nasdaq Stock Market, Inc. listing standards require our Board of Directors to be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. Based on the independence standards prescribed by The Nasdaq Stock Market, Inc., our Board has affirmatively determined that all directors, other than Ms. Mason, are independent. In addition, as prescribed by the Nasdaq Marketplace Rules, the independent directors have regularly scheduled meetings without management present.

Communication with the Board of Directors

        Stockholders and other interested parties may communicate with one or more members of the Board in writing by regular mail. The following address may be used by those who wish to send such communications:

    Board of Directors
    c/o Secretary
    Tuesday Morning Corporation
    6250 LBJ Freeway
    Dallas, Texas, 75240

        Such communication should be clearly marked "Stockholder—Board Communication." The communication must indicate whether it is meant to be distributed to the entire Board or to specific members of the Board, and must state the number of shares beneficially owned by the stockholder making the communication. The Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Code of Ethics for Senior Financial Officers

        We have adopted a "Code of Ethics for Senior Financial Officers" that establishes the ethical standards to be followed by the person serving as our principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. There were no waivers to the Code of Ethics for Senior Financial Officers during the six month period ended June 30, 2007. The Code of Ethics for Senior Financial Officers is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance."

Code of Conduct

        We have also adopted a "Code of Conduct" that establishes the business conduct to be followed by all of our officers, employees and members of our Board of Directors and embodies the Company's principles and practices relating to the ethical conduct of the Company's business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company's business. Amendments to the Code of Conduct will be posted to our website within four business days of approval by the Board of Directors. Any waiver of the Code of Conduct policy requires approval by the Board of Directors. There were no waivers to the Code of Conduct during the six month period ended June 30, 2007. The Code of Conduct is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance."

MEETINGS AND COMMITTEES OF THE BOARD

Board of Directors

        Each Director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, Committee and stockholder's meetings. During the six month period ended June 30, 2007, the Board of Directors held three meetings and all Directors, with the exception of Mr. Frigon, attended 75% or more of the meetings, including meetings of committees on which they served. The Board of Directors has an Audit Committee and a Compensation Committee. Directors are encouraged to attend the annual meeting of stockholders. All of our six Directors attended the annual stockholders meeting on May 16, 2007.

Committees of the Board

        The Board has two standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee and the Compensation Committee. In accordance with The Nasdaq Stock Market, Inc. listing standards, all the committees are comprised solely of non-employee, independent Directors. Charters for each committee are available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The charter of each committee is also available in print to any stockholder who requests a copy. The table below shows current membership for each of the standing Board committees.

Audit Committee	Compensation Committee
Bruce A. Quinnell* William J. Hunckler Henry F. Frigon	Bruce A. Quinnell* William J. Hunckler Benjamin D. Chereskin

*
Committee Chairman

Audit Committee

        The Audit Committee has three members and met four times during the six month period ended June 30, 2007 and each committee member, with the exception of Mr. Frigon, attended 75% or more of the meetings. The committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to The Nasdaq Stock Market, Inc. rules. The Board has determined that all the members of the Audit Committee are financially literate and meet the experience requirements pursuant to The Nasdaq Stock Market, Inc. rules.

        The committee is currently comprised of Bruce A. Quinnell, Chairman, Henry F. Frigon and William J. Hunckler, III. The Board of Directors has determined that Mr. Quinnell qualifies as an "audit committee financial expert" as defined by the SEC and has designated Mr. Quinnell as the Company's audit committee financial expert. The Board has adopted a charter for the Audit Committee that is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The charter is also available in print to any stockholder who requests a copy.

        The Audit Committee's responsibilities, discussed in detail in the charter include the duty and responsibility to:

  •
  establish policies and procedures for reviewing and approving the appointment, compensation and termination of the independent registered public accounting firm;

  •
  hold meetings periodically with our independent registered public accounting firm and internal auditors, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

  •
  review with the independent registered public accounting firm and financial management of the Company and approve the scope of the audit;

  •
  pre-approve all audit and permissible non-audit fees;

  •
  review consolidated financial statements and disclosures;

  •
  review with management and the registered independent public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and

  •
  perform other functions or duties deemed appropriate by the Board.

Compensation Committee

        The Compensation Committee has three members and met two times during the six month period ended June 30, 2007 and each committee member attended 75% or more of the meetings. The Compensation Committee is comprised solely of non-employee Directors all of whom the Board has determined are independent pursuant to The Nasdaq Stock Market, Inc. rules. The Board adopted a charter for the Compensation Committee, which is available on the Company's website at

www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance". The charter is also available in print to any stockholder who requests a copy.

        The Compensation Committee's current members are Bruce A. Quinnell, Chairman, Benjamin D. Chereskin and William J. Hunckler, III.

        The Compensation Committee's responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

  •
  establish the compensation of the Chief Executive Officer;

  •
  review and approve the Chief Executive Officer's recommendations for the compensation of certain other executive officers;

  •
  administer the Company's equity incentive plans, including the review and grant of stock options and other equity incentive grants to employees; and

  •
  perform other functions or duties deemed appropriate by the Board.

        The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company's Chief Executive Officer and Chief Financial Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer and the Chief Financial Officer. At each meeting, the Compensation Committee meets in executive session. The Compensation Committee Chairman reports the committee's recommendations on executive compensation to the Board. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee has not engaged any outside advisors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers served as a member of the compensation or similar committee or as a member of the Board of Directors of any other entity of which an executive officer served on the Compensation Committee or Board of Directors of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

        The Compensation Committee (for purposes of this section, the "Committee") of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company's compensation philosophy. The Committee ensures that the total compensation paid to the senior management officers is fair, reasonable and competitive. The Committee is empowered to review and to recommend to the full Board of Directors, the annual compensation, long-term equity incentive compensation and compensation procedures for the Chief Executive Officer. The Committee also reviews and approves the Chief Executive Officer's recommendations for annual compensation, long-term equity incentive compensation and compensation procedures for other named executive officers.

        Throughout this proxy statement, the individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during the six month period ended June 30, 2007, as well as other individuals included in the Summary Compensation Table on Page 28, are referred to as the "named executive officers."

Compensation Philosophy and Objectives

        Our compensation program is designed to align the financial interests of management with those of our stockholders. The executive compensation philosophy seeks to integrate executive pay with the long-term strategic objectives of the Company, recognize individual initiative and achievements, and assist in attracting, motivating and retaining high-performing executives. The Company's success and ability to properly manage its growth and improve shareholder returns depend, to a significant extent, both upon the performance of its current senior management team and its ability to attract, hire, motivate and retain additional qualified management personnel in the future. In addition, the performance of our management, in light of macro economic and specific company, industry and competitive conditions, is taken into consideration when determining overall compensation. It is further recognized that the inability to recruit and retain such personnel, or the loss of critical management, could have an adverse impact on the Company.

Role of Executive Officers in Compensation Decisions

        The Chief Executive Officer makes compensation recommendations to the Committee with respect to the executive officers who report to her. Such executive officers are not present at the time of these deliberations. The Committee may accept or reject such recommendations. The Committee makes the determination of the Chief Executive Officer's compensation based on their evaluation of the performance of the Chief Executive Officer in light of the overall corporate goals and objectives. The Committee does not delegate any of its functions to others in setting compensation. The Committee does not currently engage any consultant related to executive and/or director compensation matters.

        The Chief Executive Officer and the Chief Financial Officer work with the Committee Chairman in establishing the agenda for Committee meetings. Management also prepares meeting information for each Committee meeting.

Setting Executive Compensation

        Our compensation program is structured to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. The program is also designed to create long-term incentives for executives that will align the interests of the Company with that of its stockholder base and will create long-term growth in shareholder value. The Company utilizes independent compensation surveys such as the Mercer Multi-Unit Retail Salary Survey and the Mercer Benchmark Database Survey to assist in the evaluation and setting of executive compensation. In addition, we use publicly available compensation information from other specialty retail and similarly sized companies.

        Our compensation program is not based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our stock option incentive programs. The Committee has the authority to award compensation absent attainment of the relevant performance goals or to reduce or increase the size of any award or payout.

Executive Compensation Components

        For the six month period ended June 30, 2007 and 12 month period ended December 31, 2006, the principal components of compensation for the named executive officers were:

  •
  Base salary;
  •
  Incentive cash bonus;
  •
  Equity-based compensation; and
  •
  Perquisites and other personal benefits.

Each component of compensation is mutually exclusive. The Committee believes that this four-part approach best serves the interest of the Company and its stockholders.

Base Salary

        The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. In determining base salary, the Committee evaluates numerous factors including:

  •
  The Company's financial performance related to the goals established by the management and the Board;
  •
  The individual contribution of each executive officer;
  •
  Competitive compensation practices within the specialty retail industry; and
  •
  General inflationary economic factors.

        It is the Committee's intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our stockholders.

        Salary levels are typically considered annually as part of the Company's performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Committee's assessment of the individual's performance.

Incentive Cash Bonus

        The Committee believes that incentive cash bonuses should be awarded to reward executives when the Company is performing well financially and to reward individual initiatives and achievements. Incentive cash compensation is determined by evaluating numerous factors including the Company's financial performance and the individual initiative and achievements of each executive. Ms. Mason's employment agreement provides that the Committee may designate from time to time an annual bonus of up to 50% of base salary. The amount of the bonus each year is based on the achievement of certain objectives, goals and other performance targets, as determined by the Committee and Ms. Mason, relative to the Company's annual budget for such fiscal year. Incentive cash bonuses paid to other named executive officers are based on the financial performance of the Company and the recognition of individual initiatives and achievements. The percentage of base salary paid as incentive cash bonus is discretionary.

Equity-Based Compensation

        The Committee believes that equity compensation is the most effective means of creating a long-term link between the compensation provided to named executive officers and other key management personnel with gains realized by the stockholders. Each of our named executive officers receives stock option grants under the Company's stock option plan. The level of stock option grants is based primarily upon each executive's relative position, responsibilities within the Company, the competitive environment in which we operate and the executive's performance. The Company does not require its named executive officers or directors to maintain a minimum ownership interest in the Company.

        The Committee believes that the periodic grant of time-vested stock options provides an incentive that focuses the executives' attention on managing the business from the perspective of owners with an equity stake in the Company. It further motivates executives to maximize long-term growth and profitability because value is created in the options only as the stock price increases after the option is granted.

        We have established the 1997 Plan and the 2004 Plan which allows our Board to grant stock options to Directors, officers and key employees performing services for us. The 1997 Plan and the

2004 Plan authorizes grants of options to purchase up to 4,800,000 and 2,000,000 shares, respectively, of authorized, but un-issued Common Stock.

        The Committee and, through express consent of the Committee, Ms. Mason are authorized to grant stock options under the 1997 Plan and the 2004 Plan and those options are awarded at a fair market value equal to the mean of the high and low trading prices of the Company's Common Stock on the date of grant. The options typically vest daily over a period of four to five years and expire in 10 years. Vesting ceases upon termination of employment, death, disability or retirement. In the case of termination of employment, death or disability, vested options remain exercisable for 90 days after the event. Upon retirement, vested options remain exercisable for up to three years in certain cases. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

        The 1997 Plan and the 2004 Plan allow for the issuance of restricted stock awards. The 1997 Plan does not limit the number of shares that can be issued as restricted stock awards while the 2004 Plan limits the number of shares that can be issued as restricted stock awards currently to 400,000.

Perquisites and Other Benefits

        Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees. Certain executive officers receive certain other additional perquisites that the Committee believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The perquisites and other benefits are detailed in this Proxy Statement as footnote 2 to the Summary Compensation Table.

401(K) Profit Sharing Plan and Employee Stock Purchase Plan

        Our 401(k) profit sharing plan is for the benefit of our eligible employees after six months of service. Under the plan, eligible employees may request us to deduct and contribute from 1% to 75% of their salary to the plan. Subject to Internal Revenue Service Regulations, we match each participant's contribution up to 4% of participant's compensation. The Company offers this benefit to remain competitive with other companies.

        Our employee stock purchase program is available to our full time employees after completion of 90 days of continuous employment. Under the plan, eligible employees may request us to deduct from 1% to 10% of their salary and receive a 25% match of their contribution up to $2,500 annually in whole dollars. The Company currently offers this benefit to remain competitive with other companies. On September 18, 2007, we approved the termination of the employee stock purchase plan effective as of December 31, 2007.

Death Benefits

        The death benefit plan is provided to all active full time employees of the Company. For executives, the benefit provides for a payment equal to two times an executive's annual base salary, not to exceed $300,000. The Company offers this benefit to remain competitive with other companies.

Tax and Accounting Implications

Deductibility of Executive Compensation

        As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. To the extent readily determinable, and as one of the factors in considering compensation matters, the Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits.

Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. Although the Committee does design certain components of its executive compensation program to seek full deductibility, the committee believes that the interests of stockholders are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee has not and will not make compensation decisions based solely on the deductibility of compensation for federal income tax purposes.

Accounting for Stock-Based Compensation

        Beginning on January 1, 2006, the Company began accounting for stock-based payments including its grants of stock options in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for filing with the SEC.

THE COMPENSATION COMMITTEE
Bruce A. Quinnell, Chairman Benjamin D. Chereskin William J. Hunckler, III

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the named executive officers for the six month period ended June 30, 2007 and the 12 month period ended December 31, 2006.

Name and Principal Position	Year	Salary ($)			Bonus ($)			Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)			(d)			(e)	(f)(1)		(g)	(h)	(i)(2)(3)		(j)
Kathleen Mason President and Chief Executive Officer	2007 2006	$ $	325,000 632,500		$ $	0 0		— —	$ $	755,510 1,523,543	— —	— —	$ $	10,970 27,778	$ $	1,091,480 2,183,821
Elizabeth Schroeder Executive Vice President Chief Financial Officer	2007 2006	$ $	137,500 125,160	(4)	$ $	0 25,000	(5)	— —	$ $	58,137 53,320	— —	— —	$ $	2,432 13	$ $	198,069 203,492
Michael J. Marchetti Executive Vice President Chief Operating Officer	2007 2006	$ $	182,500 365,000		$ $	0 0		— —	$ $	262,659 604,827	— —	— —	$ $	7,645 3,492	$ $	452,804 973,318
Melinda Page Senior Vice President General Merchandise Manager	2007 2006	$ $	105,000 201,250		$ $	0 0		— —	$ $	83,097 147,212	— —	— —	$ $	5,025 8,318	$ $	193,122 356,780
Ross Manning Senior Vice President General Merchandise Manager	2007 2006	$ $	116,500 233,000		$ $	0 0		— —	$ $	192,088 387,360	— —	— —	$ $	990 4,136	$ $	309,578 624,496

(1)
The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the six month period ended June 30, 2007 and the 12 month period ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the 1997 Plan and the 2004 Plan and thus include amounts from Awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 7 to the Company's audited financial statements for the six month period ended June 30, 2007 included in the Company's Annual Report on Form 10-KT filed with the Securities and Exchange Commission on August 30, 2007.

(2)
The amount shown in column (i) reflects, when applicable, the following for the six month period ended June 30, 2007:

	Matching Contributions (2-a)	Life Insurance (2-b)	Moving Reimburse- ment (2-c)	Post- Retirement Benefits (2-d)	Vacation Payout (2-e)	Miscel- laneous (2-f)	Total All Other Compensation
Kathleen Mason	$9,000	$645	—	—	—	$1,325	$10,970
Elizabeth Schroeder	$2,292	$140	—	—	—	—	$2,432
Michael J. Marchetti	$7,300	$345	—	—	—	—	$7,645
Melinda Page	$4,800	$225	—	—	—	—	$5,025
Ross Manning	—	$990	—	—	—	—	$990

  The amount shown in column (i) reflects, when applicable, the following for the 12 month period ended December 31, 2006:

	Matching Contributions (2-a)	Life Insurance (2-b)	Moving Reimburse- ment (2-c)	Post- Retirement Benefits (2-d)	Vacation Payout (2-e)	Miscel- laneous (2-f)	Total All Other Compensation
Kathleen Mason	$8,800	$1,290	$11,912	—	—	$5,776	$27,778
Elizabeth Schroeder	—	$13	—	—	—	—	$13
Michael J. Marchetti	$3,042	$450	—	—	—	—	$3,492
Melinda Page	$7,887	$431	—	—	—	—	$8,318
Ross Manning	—	$1,290	—	—	—	$2,846	$4,136
  (2-a)
  Matching contributions allocated by the Company to each of the named executive officers pursuant to the Company's 401(k) Profit Sharing Plan and the Employee Stock Purchase Plan (each of which is more fully described on page 14 under the heading "401(k) Profit Sharing Plan and Employee Stock Purchase Plan");

  (2-b)
  The value attributable to $250,000 of life insurance premiums provided pursuant to the Company's health benefit program available to all eligible employees;

  (2-c)
  Reimbursement is pursuant to the terms provided in Ms. Mason's employment contract;

  (2-f)
  Miscellaneous includes the incremental cost associated with the personal use of Company vehicles or the cost benefit of an annual physical or the payment of club dues.

(3)
The cost benefit of an annual physical is included as compensation on the W-2 of named executive officers who receive such benefits. Each such named executive officer is responsible for paying income tax on such amount.

(4)
Ms. Schroeder joined the Company on July 18, 2006. Information presented in column (c) is from July 18, 2006 through December 31, 2006.

(5)
Ms. Schroeder received a $25,000 signing bonus on her first day of employment, July 18, 2007.

GRANTS OF PLAN-BASED AWARDS

        The following table reflects that no options or stock awards were granted to the named executive officers during the six month period ended June 30, 2007.

All Other Stock Awards: Number of Shares of Stock or Units (#)
All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock Option Awards ($)
Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Kathleen Mason	—	—	—	—	—	—	—	—	—	—	—	—
Elizabeth Schroeder	—	—	—	—	—	—	—	—	—	—	—	—
Michael J. Marchetti	—	—	—	—	—	—	—	—	—	—	—	—
Melinda Page	—	—	—	—	—	—	—	—	—	—	—	—
Ross Manning	—	—	—	—	—	—	—	—	—	—	—	—

        The following table sets forth certain information with respect to the options granted to the named executive officers during the year ended December 31, 2006.

All Other Stock Awards: Number of Shares of Stock or Units (#)
All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)		Closing Market Price on Grant Date ($/Sh)		Grant Date Fair Value of Stock Option Awards ($)
Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)		(m)(l)
Kathleen Mason	—	—	—	—	—	—	—	—	—	—		—		—
Elizabeth Schroeder	7/18/06	—	—	—	—	—	—	—	150,000	$12.35	(2)	$12.39	(2)	$586,515
Michael J. Marchetti	—	—	—	—	—	—	—	—	—	—		—		—
Melinda Page	4/25/06	—	—	—	—	—	—	—	51,000	$20.02	(3)	$20.03	(3)	$323,269
Ross Manning	—	—	—	—	—	—	—	—	—	—		—		—

(1)
Grant date fair value is computed in accordance with FAS 123R.

(2)
Upon her employment with the Company, Ms. Schroeder received options to purchase 150,000 shares of the Common Stock of the Company with a grant price equal to $12.35, which was the average of the high and low trading price of the Company's Common Stock on the Nasdaq Global Market on the date of grant in accordance with the terms of the 2004 Plan.

(3)
Upon her promotion to SVP, General Merchandising Manager, Ms. Page received options to purchase 51,000 shares of the Common Stock of the Company with a grant price equal to $20.02, which was the average of the high and low trading price of the Company's Common Stock on The Nasdaq Stock Market, Inc. on the date of grant in accordance with the terms of the 2004 Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at June 30, 2007.

Stock Awards
Option Awards
Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)(1)	(c)(1)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Kathleen Mason	467,000 472,901	— 27,099	— —	$ $	10.00 20.04	07/25/2010 04/07/2013	— —	— —	— —	— —
Elizabeth Schroeder	28,401	121,599	—		$12.35	07/18/2016	—	—	—	—
Michael J. Marchetti	50,000 45,000 33,672 28,640 27,195	— — 6,328 21,360 37,805	— — — — —	$ $ $ $ $	8.31 16.92 20.01 30.25 30.61	02/05/2011 02/19/2012 04/14/2013 08/18/2014 05/27/2015	— — — — —	— — — — —	— — — — —	— — — — —
Melinda Page	2,621 6,693 14,120 12,037	— 7 5,880 38,963	— — — —	$ $ $ $	8.13 18.00 29.66 20.02	05/23/2010 07/01/2012 12/18/2013 04/25/2016	— — — —	— — — —	— — — —	— — — —
Ross Manning	61,159	38,841	—		$29.85	06/08/2014	—	—	—	—

(1)
The options vest daily over a five-year period with a ten year expiration term.

        The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at December 31, 2006.

Stock Awards
Option Awards
Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)(1)	(c)(1)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Kathleen Mason	467,000 423,357	— 76,643	— —	$ $	10.00 20.04	07/25/2010 04/07/2013	— —	— —	— —	— —
Elizabeth Schroeder	—	150,000	—		$12.35	07/18/2016	—	—	—	—
Michael J. Marchetti	50,000 43,767 29,709 23,685 20,753	— 1,233 10,291 26,315 44,247	— — — — —	$ $ $ $ $	8.31 16.92 20.01 30.25 30.61	02/05/2011 02/19/2012 04/14/2013 08/18/2014 05/27/2015	— — — — —	— — — — —	— — — — —	— — — — —
Melinda Page	2,621 5,553 12,140 6,982	— 1,147 7,860 44,018	— — — —	$ $ $ $	8.13 18.00 29.66 20.02	05/23/2010 07/01/2012 12/18/2013 04/25/2016	— — — —	— — — —	— — — —	— — — —
Ross Manning	51,245	48,755	—		$29.85	06/08/2014	—	—	—	—

(1)
The options vest daily over a five-year period with a ten year expiration term.

OPTION EXERCISES AND STOCK VESTED

        None of the Company's named executive officers exercised any stock options during the six month period ended June 30, 2007 or the 12 month period ended December 31, 2006.

PENSION BENEFITS

        The Company does not have a pension plan.

NONQUALIFIED DEFERRED COMPENSATION

        The Company does not have any nonqualified deferred compensation plans.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive's employment. The amount of compensation payable to each named executive officer upon voluntary termination, retirement, involuntary not-for-cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of June 30, 2007, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The amounts provided in this section are based on hypothetical circumstances and may materially differ from actual amounts payable upon the triggering event. The actual amounts to be paid out can only be determined at the time of such executive's separation from the Company.

Payments Made Upon Termination

        Regardless of the manner in which a named executive officer's employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

  •
  Incentive cash bonus earned during the year;

  •
  Grants pursuant to the 1997 Plan and the 2004 Plan (calculated as the difference between the grant price of all outstanding in-the-money options and the closing price of Tuesday Morning as of June 29, 2007 ($12.36)); and

  •
  Unused vacation pay.

Payments Made Upon Retirement

        In the event of the retirement of a named executive officer, in addition to the items identified above, any vested options the executive had at retirement date would continue to be exercisable for up to three years, not to exceed their stated expiration date.

Payments Made Upon Death

        In the event of the death of a named executive officer, in addition to the benefits listed above under "Payments Made Upon Termination", the named executive officer would receive payments under the Company's life insurance plan, as appropriate.

Payments Made Upon Change of Control

        Other than as noted below with regard to provisions agreed to with Ms. Mason and Ms. Schroeder, all executives would receive substantially similar benefits upon a change of control. In addition to all of the benefits listed under the heading "Payment Made Upon Termination", if an executive's employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) then all stock options held by the executive would automatically vest and become exercisable.

        Generally, a change of control is deemed to occur if:

  •
  Any person acquires 50% or more of the Company's voting stock; or

  •
  Upon the consummation of a merger of the Company other than (a) a merger which would result in the voting securities of the Company outstanding immediately prior to the merger continuing to represent more than 50% of the voting power of the securities of the Company outstanding immediately after such merger or (b) a merger by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

  •
  Upon the liquidation or sale of all or substantially all of the Company's assets (other than a sale to an exempt person).

Kathleen Mason

        Ms. Mason, 58, was appointed President and Chief Executive Officer and appointed to the Board of Directors in July 2000. During 1999, Ms. Mason served as President of Filene's Basement, a department store chain. From 1997 to 1999, she was the President of Homegoods, an off-price home fashion store and a subsidiary of TJX Companies, and from 1987 to 1996, she was the Chairman and Chief Executive Officer of Cherry & Webb, a women's specialty store. Ms. Mason is also on the board of directors of Office Depot, Inc. and Genesco, Inc.

        On July 25, 2000, we entered into an employment agreement with Ms. Mason who joined the Company as President and Chief Executive Officer. The term of the employment agreement continues until Ms. Mason's resignation, death or disability as defined (including any waiting or qualifying period) in the long-term disability insurance maintained by the Company for Ms. Mason or until the Board of Directors terminates Ms. Mason's employment. The employment agreement provided for an annual base salary of $450,000 per year or such higher rate as the Compensation Committee of the Board of Directors may designate from time to time and an annual bonus of up to 50% of base salary. The amount of the bonus each year is based on the achievement of certain objectives, goals and other performance targets (as determined by the Compensation Committee and Ms. Mason) relative to the Company's annual budget for such fiscal year. Ms. Mason was also granted, under the Company's 1997 Plan, an initial stock option grant of 750,000 shares representing 50,000 incentive stock options and 700,000 non-qualified stock options (collectively, the "Stock Options") plus participation in our benefit plans and other fringe benefits. Ms. Mason's initial stock options were granted on July 24, 2000 at an exercise price equal of $10.00 (the closing price of our Common Stock on such date) and vested ratably on a daily basis over five years from the date of grant.

        Since the date of the employment agreement, per information found elsewhere in this Proxy Statement, the Compensation Committee has increased Ms. Mason's base salary, established that her performance-based bonus will be based on the achievement of specified levels of improvement in earnings per share and granted her additional stock options.

        If the employment agreement is terminated by us without "cause" or by Ms. Mason for "good reason," (referred to in the chart below as an involuntary termination) Ms. Mason is entitled to receive for 18 months thereafter monthly severance payments equal to one-twelfth of the sum of (1) her base salary then in effect and (2) the most recent bonus for a full fiscal year received by Ms. Mason. Additionally, (i) the Stock Options that are then vested will continue to be exercisable until the end of their term, (ii) of the Stock Options which are not then vested, an amount equal to one more year's vesting will vest and become exercisable upon such termination, and (iii) any other options which are not then vested will vest and become exercisable immediately prior to any change in control (as defined in the 1997 Plan) which occurs within one year after the date of Ms. Mason's termination and in which the holders of Common Stock receive cash, securities or other property having a value per share equal to or greater than 90% of the fair market value per share on the date of termination.

        For purposes of Ms. Mason's employment agreement, "cause" means (1) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving willful dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries, (2) conduct tending to bring the Company or any of its subsidiaries into substantial public disgrace or disrepute, (3) substantial and repeated failure, after reasonable notice and opportunity to cure, to perform duties consistent with the office of Ms. Mason as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or (5) any breach of the confidentiality, non-compete and non-solicitation provisions contained in Ms. Mason's employment agreement.

        For purposes of Ms. Mason's employment, "good reason" means (1) removal, without the consent of Ms. Mason in writing, from the office of the president and chief executive officer or failure of Ms. Mason to be nominated as a director of the Company or failure of the Company to cause the election of Ms. Mason as a director of the Company, or any material reduction in Ms. Mason's authority or responsibility, other than as a result of a valid termination for cause, (2) the movement of the chief executive office of the Company more than 50 miles from its current location, unless Ms. Mason approves, (3) a directive that Ms. Mason not work principally at the Company's chief executive offices, unless Ms. Mason approves, (4) the Company materially breaches Ms. Mason's employment agreement or purports to attempt to terminate it for cause without the right to do so, and (5) the failure to provide to Ms. Mason any applicable employee benefit or any indemnification protection provided to other senior executive officers, unless Ms. Mason approves.

        The employment agreement provides that Ms. Mason may not compete with the Company or solicit employees of the Company, or interfere with certain of the Company's business relationships, during her employment with the Company and for 18 months after termination. Additionally, Ms. Mason is not allowed to disclose any confidential information related to the Company known to her prior to the date of the employment agreement or while employed by the Company concerning the business or affairs of the Company and its subsidiaries.

        The following table shows the potential payments upon termination or change of control of the Company for Kathleen Mason, the Company's President and Chief Executive Officer.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control Termination	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock options	$1,102,120	$1,102,120	$1,102,120	$1,102,120	$1,102,120	$1,102,120
Benefits & perquisites
Health & welfare benefits	$14,339	$14,339	$14,339	$14,339	14,339	$14,339
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	$975,000	$975,000	—	—
Accrued vacation pay	$62,500	$62,500	$62,500	$62,500	$62,500	$62,500
Total	$1,178,959	$1,178,959	$2,153,959	$2,153,959	$1,178,959	$1,478,959

Elizabeth Schroeder

        Ms. Schroeder, 42, joined Tuesday Morning in July 2006 as Executive Vice President and Chief Financial Officer. From August 1998 to April 2005, Ms. Schroeder held positions of increasing responsibility as Wyndham International, Inc., an owner and operator of hotel properties, including Executive Vice President and Chief Financial Officer, Senior Vice President-Financial Reporting and Vice President-Financial Reporting. From 1993 to 1998, Ms. Schroeder was Corporate Controller for American General Hospitality, Inc., a hotel REIT and private hotel management company.

        The Company entered into a letter agreement with Ms. Schroeder upon her employment on July 18, 2006. If Ms. Schroeder's employment is terminated by the Company for any reason other than "cause" (referred to in the chart below as an involuntary termination) during the first 24 months of employment, Ms. Schroeder is entitled to receive for 12 months thereafter monthly severance payments equal to one-twelfth of her base salary then in effect plus the employer portion of benefits for a period of 12 months.

        The following table shows the potential payments upon termination or change of control of the Company for Elizabeth Schroeder, the Company's Executive Vice President and Chief Financial Officer.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control Termination	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock options	$284	$284	$284	$1,500	$284	$284
Benefits & perquisites
Health & welfare benefits	—	—	$14,767	$14,767	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	$275,000	$275,000	—	—
Accrued vacation pay	$15,865	$15,865	$15,865	$15,865	$15,865	$15,865
Total	$16,149	$16,149	$305,916	$307,132	$16,149	$316,149

Michael Marchetti

        Mr. Marchetti, 50, joined Tuesday Morning in February 2001 as Senior Vice President, Strategic Planning and was promoted to Executive Vice President, Operations in February 2002. In April 2003, Mr. Marchetti was promoted to Chief Operating Officer. From April 1999 to February 2001, Mr. Marchetti was a principal with MarCon Services, Inc., a service company that evaluates system development needs. He also served as Chief Financial Officer of CWT Specialty Stores, Inc., the parent company of Cherry & Webb specialty retail stores, from August 1996 to March 1999. In March 1999, CWT Specialty Stores, Inc. was sold to new owners, at which time Mr. Marchetti departed CWT Specialty Stores, Inc.

        The following table shows the potential payments upon termination or change of control of the Company for Michael Marchetti, the Company's Executive Vice President and Chief Operating Officer.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control Termination	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock options	$202,500	$202,500	$202,500	$202,500	$202,500	$202,500
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$28,077	$28,077	$28,077	$28,077	$28,077	$28,077
Total	$230,577	$230,577	$230,577	$230,577	$230,577	$530,577

Melinda Page

        Ms. Page, 45, joined Tuesday Morning in September 1999 as Buyer and was promoted to Director of Merchandising Systems in December 2003. In June 2005, Ms. Page was promoted to Vice President, Planning and Allocation and was again promoted in April 2006 to Senior Vice President, General

Merchandise Manager. From 1980 through August 1999, Ms. Page held various positions at TJMaxx, Marshall's, Lechmere and Filene's Basement.

        The following table shows the potential payments upon termination or change of control of the Company for Melinda Page, the Company's Senior Vice President and General Merchandise Manager.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control Termination	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock options	$11,087	$11,087	$11,087	$11,087	$11,087	$11,087
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$12,115	$12,115	$12,115	$12,115	$12,115	$12,115
Total	$23,202	$23,202	$23,202	$23,202	$23,202	$323,202

Ross Manning

        Mr. Manning, 60, joined Tuesday Morning in June 2004 as Senior Vice President, General Merchandise Manager. From 2002 to 2004, Mr. Manning was a Managing Partner of Retail Experiences Consulting, Inc., an international marketing and retail consulting firm. From 1999 to 2002, he was President of Worldjunction.com, Inc., a pioneer Internet apparel retailer. For the period 1990 through 1998, he held several positions with Jaeger, including most recently Managing Director, Jaeger Worldwide, in London and previously, President of Jaeger North American Operations in New York.

        The following table shows the potential payments upon termination or change of control of the Company for Ross Manning, the Company's Senior Vice President and General Merchandise Manager.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination	Change of Control Termination	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock options	—	—	—	—	—	—
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$13,442	$13,442	$13,442	$13,442	$13,442	$13,442
Total	$13,442	$13,442	$13,442	$13,442	$13,442	$313,442

DIRECTOR COMPENSATION

        The table below summarized the compensation paid by the Company to non-employee Directors for the six month period ended June 30, 2007.

Name (a)(1)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(2)	Option Awards ($) (d)(2)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Non qualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Benjamin D. Chereskin	$15,000	—	—	—		—	$15,000
Henry F. Frigon	$15,000	$24,593	—	—		—	$39,593
William J. Hunckler, III	$15,000	$12,297	—	—		—	$27,297
Bruce A. Quinnell	$35,000	$12,297	$12,815	—		—	$60,112
Robin P. Selati	$15,000	—	—	—		—	$15,000

(1)
Kathleen Mason, the Company's President and Chief Executive Officer is not included in this table as she is an employee of the Company.

(2)
The amounts in columns (c) and (d) reflect the dollar amount recognized for financial statement reporting purposes for the six month period ended June 30, 2007, in accordance with FAS 123(R) of Awards pursuant to the 1994 Plan and the 2004 Plan and thus include amounts from Awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 7 to the Company's audited financial statements for the six month period ended June 30, 2007 included in the Company's Annual Report on Form 10-KT filed with the Securities and Exchange Commission on August 30, 2007. As of June 30, 2007, each Director has the following number of exercisable options outstanding: Henry F. Frigon: 21,822; and Bruce A. Quinnell: 2,710.

        The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. Prior to April 1, 2007, Directors who were not executive officers received an annual cash retainer of $30,000. The Chairman of the Audit Committee received additional compensation of $20,000 annually for the performance of his additional duties. Cash payments were made on a quarterly basis at the beginning of each quarter. Directors who are employees of the Company receive no compensation for their service as directors.

        Directors also received reimbursement for their out-of-pocket expenses incurred in attending Board and committee meetings and the standard 20% discount on merchandise purchases provided to all of our employees.

        Newly elected Directors received an initial grant of 15,000 to 20,000 options to purchase shares of the Company's Common Stock priced at the fair market value on the date of the grant at the time they join the board. Periodically, the Board of Directors may approve additional grants of stock options for long-term service and other discretionary criteria. Directors who are executive officers do not receive any additional remuneration for serving as a director. Until an option is exercised, shares subject to options cannot be voted nor do they receive dividends or dividend equivalents. Options received by Directors vest daily over four years.

        Effective April 1, 2007, each non-employee Director began receiving the following compensation ("New Director Compensation"):

	Board Fees	Audit Committee Fees	Compensation Committee Fees
Annual retainer	$30,000	—	—
Chairman fee	$30,000	$20,000	$10,000
In-person meeting fee	$2,500	$1,500	$1,000
Telephonic meeting fee	$1,000	$750	$500
Restricted stock—value (1)	$25,000-50,000	—	—

(1)
Restricted stock issuance does not apply to Mr. Chereskin or Mr. Selati who are current Managing Directors of Madison Dearborn Partners, LLC. A one-time restricted stock grant was issued on April 1, 2007 valued at $50,000 (based on the fair market value on the date of grant as defined in the 1997 Plan and the 2004 Plan) for Mr. Frigon and $25,000 (based on the fair market value on the date of grant as defined in the 1997 Plan and the 2004 Plan) for Mr. Quinnell and Mr. Hunckler. The restricted stock grants will vest in six months on October 1, 2007. For fiscal years beginning after June 30, 2007, annual restricted stock grants will be issued to Messrs. Hunckler, Quinnell and Frigon valued at $50,000 (based on the fair market value on the date of grant as defined in the 1997 Plan and the 2004 Plan) and will vest one year after date of grant.

        Under the New Director Compensation Plan, Directors still receive reimbursement for their out-of-pocket expenses incurred in attending Board and committee meetings and the standard 20% discount on merchandise purchases provided to all of our employees.

        The table below summarized the compensation paid by the Company to non-employee Directors for the year ended December 31, 2006.

Name (a)(1)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(2)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Non qualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Giles H. Bateman(3)	$50,000	—	$54,130	—		—	$104,130
Benjamin D. Chereskin	$30,000	—	—	—		—	$30,000
Henry F. Frigon	$30,000	—	$2,350	—		—	$32,350
William J. Hunckler, III	$30,000	—	—	—		—	$30,000
Bruce A. Quinnell(4)	—	—	$1,204	—		—	$1,204
Robin P. Selati	$30,000	—	—	—		—	$30,000

(1)
Kathleen Mason, the Company's President and Chief Executive Officer is not included in this table as she is an employee of the Company.

(2)
The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the Stock Option Program and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 7 to the Company's audited financial statements for the year ended December 31, 2006 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007. As of December 31, 2006, each Director had the following number of options outstanding: Giles H. Bateman: 13,326; Henry F. Frigon: 21,822; and Bruce A. Quinnell: 20,000.

(3)
Giles H. Bateman resigned from the Board effective December 8, 2006. Upon Mr. Bateman's resignation from the Board, his 1,674 unvested options were cancelled. Mr. Bateman had 90 days from his date of resignation to exercise his 13,326 vested options.

(4)
Bruce A. Quinnell joined the Board effective December 14, 2006 to fill the vacancy made available by the resignation of Mr. Bateman. Mr. Quinnell did not receive any cash compensation for his services in 2006. Upon his appointment to the Board, Mr. Quinnell was granted 20,000 options with a grant date fair value of $103,444 calculated in accordance with FAS 123R.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Tuesday Morning Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KT with management which included a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Tuesday Morning Corporation's accounting principles. The Committee also reviewed with the independent registered public accounting firm other matters as are required to be discussed concerning Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

        The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Committee meets with the Company's Director of Internal Audit and Chief Financial Officer to discuss the overall scope and results of projects, including evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-KT for the six month period ended June 30, 2007 for filing with the Securities and Exchange Commission. The Committee and the Board also recommend the selection of the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008.

As Members of the Audit Committee

Bruce A. Quinnell, Chairman
Henry F. Frigon
William J. Hunckler, III

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee will apply the standards of Item 404(a) of Regulation S-K when evaluating certain relationships and related transactions. There are no formal written policies or procedures used by the Audit Committee to review, approve or ratify related party transactions. Rather, the Audit Committee reviews all related party transactions on a case by case basis for potential conflict of interest situations on an ongoing basis and approves all such transactions. Since January 1, 2007, there have been no related party transactions requiring disclosure.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our Common Stock to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates have been established for these reports, and we are required to disclose in this proxy statement any failure to file by these dates. The Commission's rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on our review of these reports and on written representations from the reporting persons that no Form 5 was required, we believe that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in the six months period ended June 30, 2007.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 20, 2007 by (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Common Stock outstanding on the Record Date, (2) each of our directors, (3) each of our executive officers named above in the Summary Compensation Table, and (4) all of our directors and executive officers as a group. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company. The Company has determined beneficial ownership in accordance with the rules of the Commission. The number of shares beneficially owned by a person includes shares of Common Stock that are subject to stock options that are either currently exercisable or exercisable within 60 days after the Record Date. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company's knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On the Record Date, there were 41,441,000 shares of Common Stock outstanding.

	Shares Beneficially Owned
Name
	Number	Percent
Madison Dearborn Capital Partners II, LP.(1) Three First National Plaza, Suite 3800 Chicago, IL 60602	11,388,526	27.5%
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	5,090,174	12.3%
Franklin Resources, Inc.(3) One Franklin Parkway San Mateo, CA 94403	2,304,479	5.6%
Kathleen Mason(4)	1,000,000	2.4%
Elizabeth A. Schroeder(5)	39,829	*
Michael J. Marchetti(5)	196,305	*
Melinda Page(5)	41,603	*
Ross E. Manning(5)	68,773	*
Benjamin D. Chereskin(6)	11,388,526	27.5%
Robin P. Selati(6)	11,388,526	27.5%
William J. Hunckler, III	1,686	*
Henry F. Frigon(7)	27,194	*
Bruce A. Quinnell(9)	6,299	*
All Directors and executive officers as a group (10 persons)(8)	12,770,215	29.9%

*
Denotes ownership of less than 1.0%.

(1)
Based on information set forth in Amendment No. 3 to Schedule 13G, filed February 14, 2006 (the "MD Schedule 13G") filed with the Commission jointly by Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership ("MDCP II"), Madison Dearborn Partners II, L.P., a Delaware limited partnership ("MDP II") and Madison Dearborn Partners, Inc., a Delaware corporation ("MDP Inc."). The MD Schedule 13G indicates that MDCP II directly owns 11,388,526 shares of Common Stock. Dispositive and voting power of securities owned by MDCP II is shared with its general partner, MDP II, by an advisory committee of limited partners of

  MDP II, and by the general partner of MDP II, MDP Inc. MDP II and MDP Inc. may be deemed to have shared voting and dispositive power with respect to the 11,388,526 shares of Common Stock beneficially owned by MDCP II.

(2)
As reported on Schedule 13G filed with the Commission on January 10, 2007 by FMR Corp. (the "FMR Schedule 13G"). According to the FMR Schedule 13G, Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 5,090,174 shares as a result of acting as investment advisor to various investment companies; FMR Corp. and Edward C. Johnson, III, through its control of Fidelity, have sole dispositive power over 5,090,174 shares and sole power to vote or to direct the vote of 81,019 shares; Fidelity has no voting power over 5,009,155 shares; however, family members of Edward C. Johnson, III are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp. representing 49% of the voting power of FMR Corp. and accordingly members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.
(3)
As reported on Schedule 13G, Amendment No. 5, filed February 6, 2007 (the "Franklin Schedule 13G") filed with the Commission by Franklin Resource, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr., Franklin Advisers, Inc. and Franklin Advisory Services, LLC. The Franklin Schedule 13G indicates that the securities reported in the Franklin Schedule 13G are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (each an "Investment Management Subsidiary" and collectively, the "Investment Management Subsidiaries") of FRI, including Franklin Advisers, Inc., Franklin Templeton Portfolio Advisors, Inc. and Franklin Advisory Services, LLC. Investment management contracts grant to the Investment Management Subsidiaries all investment and/or voting power over the securities owned by such investment management clients. Franklin Advisers Services, LLC has sole voting power as to 2,279,300 shares of Common Stock and sole dispositive power as to 2,304,300 shares of Common Stock. Franklin Templeton Portfolio Advisors, Inc has sole voting and dispositive power as to 179 shares of Common Stock. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries disclaim any pecuniary interest or beneficial ownership in any of the securities covered by the Franklin Schedule 13G.
(4)
Includes 967,000 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2007.
(5)
Represents shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2007.
(6)
All of the shares indicated are held of record by MDCP II. Messrs. Chereskin and Selati are managing directors of MDP Inc., the general partner of MDP II, which in turn is the general partner of MDCP II, and therefore may be deemed to beneficially own the shares owned by MDCP II. Messrs. Chereskin and Selati disclaim beneficial ownership of such shares. The address of each of Messrs. Chereskin and Selati is Three First National Plaza, Suite 3800, Chicago, Illinois 60602.
(7)
Represents 21,822 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2007.
(8)
Includes 1,339,224 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2007 and all of the shares of Common Stock held by MDCP II. See footnote 6 above.
(9)
Includes 4,613 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2007.

STOCKHOLDERS' PROPOSALS

        Pursuant to the Company's Amended and Restated By-laws (Effective as of December 14, 2006) (the "By-laws"), for business to be properly brought before an annual meeting by a stockholder, a stockholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company between May 11, 2008 and September 8, 2008. Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the Company's management will have discretionary authority to vote on any matter of which the Company does not receive notice of by August 19, 2008, with respect to proxies submitted for the 2008 Annual Meeting of the Company's Stockholders. To be included in the Board of Directors' solicitation of proxies relating to the 2008 Annual Meeting of the Company's Stockholders, a stockholder proposal must be received at our principal executive offices, no later than June 5, 2008. Pursuant to the Company's By-laws, in order to nominate persons for election to the Board of Directors at the 2008 Annual Meeting of the Company's Stockholders, a stockholder must deliver notice, in the form specified in the Company's By-laws, to the secretary of the Company no later than August 9, 2008.

        We reserve the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM

        The Audit Committee selected Ernst & Young LLP ("Ernst & Young") to serve as our independent registered public accounting firm for the six month period ended June 30, 2007. The Audit Committee has selected Ernst & Young as the independent registered public accounting firm for the period ending June 30, 2008, and is soliciting the ratification of the Company's stockholders at the board meeting scheduled for November 7, 2007.

        During the six month period ended June 30, 2007 and the 12 month periods ended December 31, 2006 and 2005, there were no disagreements with Ernst & Young with regard to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        Representatives of Ernst & Young are expected to be present at the Annual Meeting and may make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements, including the audit of the Company's internal control over financial reporting, for the six month period ended June 30, 2007 and the review of the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter March 31, 2007 were $550,000. For the audit of the Company's annual financial statements, including the audit of management's assessment of internal control over financial reporting, for the 12 month period ended December 31, 2006 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three quarters of 2006 were $520,000. For the audit of the Company's annual financial statements, including the audit of management's assessment of internal control over financial reporting, for the 12 month period ended December 31, 2005 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three quarters of 2005, and the services rendered in connection with the Prospectus Supplement were $490,000.

Audit-Related Fees

        The aggregate fees billed by Ernst & Young for audit-related services rendered for the six month period ended June 30, 2007 and the 12 month periods ended December 31, 2006 and 2005, respectively, were $0, $31,310 and $10,500. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services primarily include consultations concerning financial accounting and reporting.

Tax Fees

        The aggregate fees billed by Ernst & Young for tax-related services rendered for the six month period ended June 30, 2007 and the 12 month periods ended December 31, 2006 and 2005, respectively, were $30,000, $20,000 and $21,000. Tax fees consist of fees billed for tax services that are unrelated to the audit of our consolidated financial statements and include assistance regarding federal, state and local tax compliance, approved tax planning and other tax advice.

All Other Fees

        Miscellaneous amounts paid for access to accounting and auditing updates for the six month period ended June 30, 2007 and the 12 month periods ended December 31, 2006 and 2005 were $0, $3,789 and $6,495, respectively.

        The Audit Committee has considered whether the provision of the services by Ernst and Young, as described above in "All Other Fees," is compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit fees, audit-related fees, tax services and other services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting.

        Since May 6, 2003, the effective date of the Commission's rule requiring pre-approval of audit and non-audit services, 100% of the audit fees, audit-related fees, tax fees and all other fees identified above were approved in accordance with Tuesday Morning's policy. In the six month period ended June 30, 2007 and the 12 month periods ended December 31, 2006 and 2005, there were no fees paid to Ernst & Young under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

SOLICITATION OF PROXIES

        The accompanying proxy is being solicited on behalf of our Board of Directors. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

TUESDAY MORNING CORPORATION
Elizabeth A. Schroeder Secretary

Annex A

SECOND AMENDMENT TO THE
TUESDAY MORNING CORPORATION
1997 LONG-TERM EQUITY INCENTIVE PLAN

        THIS SECOND AMENDMENT TO THE TUESDAY MORNING CORPORATION 1997 LONG-TERM EQUITY INCENTIVE PLAN (this "Amendment") is effective as set forth below and is made by the Compensation Committee (the "Committee") of Tuesday Morning Corporation, a Delaware corporation (the "Company"), subject in certain cases to stockholder approval of this Amendment.

PRELIMINARY STATEMENTS

        A.    The Company has previously established the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan, as amended (the "1997 Plan"), for the benefit of certain directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the 1997 Plan.

        B.    Pursuant to Section 16 of the 1997 Plan and the Compensation Committee Charter, the Committee has the right to make certain amendments to the 1997 Plan.

        C.    The Committee desires to amend the 1997 Plan to (1) extend the term of the plan until the close of business on December 29, 2012 and (2) add a provision to the 1997 Plan regarding compliance with section 409A of the Internal Revenue Code of 1986, as amended, and the Department of Treasury rules and regulations issued thereunder.

AMENDMENT

        NOW, THEREFORE, the 1997 Plan is hereby amended as follows:

        1.     COMMENCEMENT DATE; TERMINATION DATE. Subject to stockholder approval, Section 18 is hereby amended and restated in its entirety to read as follows:

          "18. Commencement Date; Termination Date.

            The date of commencement of the Plan shall be December 29, 1997, subject to approval by the shareholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on December 29, 2012; provided, however, that no Incentive Stock Options shall be granted under the Plan after December 29, 2007. The applicable provisions of the Plan will continue in effect with respect to an award granted under the Plan for so long as such award remains outstanding. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan."

        This amendment to Section 18 of the 1997 Plan, and the changes to the provisions of the 1997 Plan effected thereby, shall be effective upon stockholder approval.

A-1

        2.     COMPLIANCE WITH SECTION 409A. A new Section 20 is hereby added and the 1997 Plan is hereby amended effective January 1, 2005 to reflect the following addition in its entirety:

          "20. Compliance with Section 409A.

            Notwithstanding any other provision of the Plan to the contrary, awards granted under the Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Code and the Department of Treasury rules and regulations issued thereunder (collectively, "Section 409A"). If the Committee determines that an award granted under the Plan, written award agreement for an award granted under the Plan ("Award Agreement"), payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a holder of an award granted under the Plan ("Holder") to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to Holder. The period of exercisability of an option or a SAR shall not be extended to the extent that such extension would subject Holder to additional taxes under Section 409A."

        This amendment adding Section 20, and the changes to the provisions of the 1997 Plan effected thereby, shall be effective January 1, 2005.

        Except as expressly set forth herein, the 1997 Plan shall remain in full force and effect without further amendment or modification.

[The remainder of this page is intentionally left blank.]

A-2

        IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company as of the date specified below and effective as set forth herein.

TUESDAY MORNING CORPORATION
Date:	September 19, 2007	By:	/s/ ELIZABETH SCHROEDER Elizabeth Schroeder Chief Financial Officer, Secretary and Treasurer

A-S-1

Annex B

SECOND AMENDMENT TO THE
TUESDAY MORNING CORPORATION
2004 LONG-TERM EQUITY INCENTIVE PLAN

        THIS SECOND AMENDMENT TO THE TUESDAY MORNING CORPORATION 2004 LONG-TERM EQUITY INCENTIVE PLAN (this "Amendment") is effective as set forth below and is made by the Compensation Committee (the "Committee") of Tuesday Morning Corporation, a Delaware corporation (the "Company"), subject in certain cases to stockholder approval of this Amendment.

PRELIMINARY STATEMENTS

        A.    The Company has previously established the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan, as amended (the "2004 Plan"), for the benefit of certain directors (including Non-Employee Directors), officers and key employees of, and certain other key individuals who perform services for, the Company and/or its Subsidiaries. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the 2004 Plan.

        B.    Pursuant to the Compensation Committee Charter, the Committee has the right to make certain amendments to the 2004 Plan.

        C.    The Committee desires to amend the 2004 Plan to (1) increase the aggregate number of Shares with respect to which Restricted Stock awards may be granted under the 2004 Plan and (2) add a provision to the 2004 Plan regarding compliance with section 409A of the Internal Revenue Code of 1986, as amended, and the Department of Treasury rules and regulations issued thereunder.

AMENDMENT

        NOW, THEREFORE, the 2004 Plan is hereby amended as follows:

        1.     DEDICATED SHARES; MAXIMUM AWARD. Subject to stockholder approval, the first paragraph of Section 4 is hereby amended and restated in its entirety to read as follows:

    "The aggregate number of shares of Common Stock (the "Shares") with respect to which awards may be granted under the Plan is 2,000,000. The Committee shall determine the appropriate methodology for calculating the number of shares of Common Stock issued pursuant to the Plan. The aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan is 2,000,000. The aggregate number of Shares with respect to which Nonqualified Stock Options may be granted under the Plan is 2,000,000. The aggregate number of Shares with respect to which Stock Appreciation Rights may be granted under the Plan is 2,000,000. The aggregate number of Shares with respect to which Restricted Stock awards may be granted under the Plan shall not exceed 1,000,000, subject to the limitation set forth in the last sentence of this paragraph. The aggregate number of Shares with respect to which Performance Stock Awards may be granted under the Plan shall not exceed 400,000, subject to the limitation set forth in the last sentence of this paragraph. Notwithstanding any other provision of the Plan to the contrary, the number of Shares the Committee may award under the Plan as Restricted Stock and Performance Stock Awards shall not exceed in the aggregate 1,000,000."

        This amendment to the first paragraph of Section 4, and the changes to the provisions of the 2004 Plan effected thereby, shall be effective upon stockholder approval.

B-1

        2.     COMPLIANCE WITH SECTION 409A. A new Section 20 is hereby added and the 2004 Plan is hereby amended effective January 1, 2005 to reflect the following addition:

    "20. Compliance with Section 409A.

    Notwithstanding any other provision of the Plan to the contrary, awards granted under the Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Code and the Department of Treasury rules and regulations issued thereunder (collectively, "Section 409A"). If the Committee determines that an award granted under the Plan, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to Holder. The period of exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject Holder to additional taxes under Section 409A."

        This amendment adding a new Section 20, and the changes to the provisions of the 2004 Plan effected thereby, shall be effective January 1, 2005.

        Except as expressly set forth herein, the 2004 Plan shall remain in full force and effect without further amendment or modification.

[The remainder of this page is intentionally left blank.]

B-2

        IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company as of the date specified below and effective as set forth herein.

TUESDAY MORNING CORPORATION
Date:	September 19, 2007	By:	/s/ ELIZABETH SCHROEDER Elizabeth Schroeder Chief Financial Officer, Secretary and Treasurer

B-S-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1.	Election of Directors
	Nominees: 01 Benjamin D. Chereskin 02 Kathleen Mason 03 William J. Hunckler, III 04 Robin P. Selati 05 Henry F. Frigon 06 Bruce A. Quinnell	FOR all nominees listed to the left (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐
WITHHELD FOR: (Write that nominee's name on the space provided below.)
		FOR	AGAINST	ABSTAIN
2.	Approval of an amendment to our 1997 Long-Term Equity Incentive Plan to extend the term of the plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval of an amendment to our 2004 Long-Term Equity Incentive Plan to increase the aggregate number of shares with respect to which restricted stock awards may be granted under the plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Ratification of the selection of Ernst &Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008.	☐	☐	☐
Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/\ FOLD AND DETACH HERE /\

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/tues Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PRINT AUTHORIZATION	(THIS BOXED AREA DOES NOT PRINT)
To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013
SIGNATURE:	DATE:	TIME:

☐ Mark this box if you would like the Proxy Card EDGARized:    ☐ ASCII    ☐ EDGAR II (HTML)

Registered Quantity (common)	Broker Quantity

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Tuesday Morning Corporation

        The undersigned hereby appoints Bruce A. Quinnell, Kathleen Mason and Elizabeth Schroeder, and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent and vote, as designated on the other side, all the shares of stock of Tuesday Morning Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Tuesday Morning Corporation to be held on Wednesday, November 7, 2007 at 10:00 a.m., local time, at the corporate headquarters of Tuesday Morning Corporation, 6250 LBJ Freewaay, Dallas, Texas 75240, or any adjournment or postponement thereof, on all matters coming before said meeting. Receipt of the proxy statement dated October 3, 2007 is acknowledged.

        You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations, which are FOR Proposal 1, FOR Proposal 2 FOR Proposal 3 and FOR Proposal 4. The Proxies cannot vote your shares unless you sign and return this card, grant your proxy through the internet or grant your proxy by telephone in accordance with the instructions on the reverse side. Any Proxy may be revoked in writing at any time prior to the voting thereof.

        Any Proxy, when properly granted, will be voted in the manner directed and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting. If no direction is made, your Proxy will be voted in accordance with the recommendations of the Board of Directors. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes.

SEE REVERSE SIDE

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\

YOUR VOTE IS IMPORTANT!

        Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

PLEASE VOTE

QuickLinks

TUESDAY MORNING CORPORATION 6250 LBJ Freeway Dallas, Texas 75240
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held November 7, 2007
PROXY STATEMENT for the ANNUAL MEETING OF STOCKHOLDERS Wednesday, November 7, 2007 10:00 a.m. CST
ABOUT THE MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE SECOND AMENDMENT TO THE COMPANY'S 1997 LONG-TERM EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF THE SECOND AMENDMENT TO THE COMPANY'S 2004 LONG-TERM EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIRECTORS
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BENEFICIAL OWNERSHIP OF COMMON STOCK
STOCKHOLDERS' PROPOSALS
INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM
SOLICITATION OF PROXIES
SECOND AMENDMENT TO THE TUESDAY MORNING CORPORATION 1997 LONG-TERM EQUITY INCENTIVE PLAN
PRELIMINARY STATEMENTS
AMENDMENT
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SECOND AMENDMENT TO THE TUESDAY MORNING CORPORATION 2004 LONG-TERM EQUITY INCENTIVE PLAN
PRELIMINARY STATEMENTS
AMENDMENT